UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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CARDIOTECH INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDIOTECH INTERNATIONAL, INC.

229 Andover Street

Wilmington, MA 01887

www.cardiotech-inc.com

info@cardiotech-inc.com

September 3, 2007

To the Stockholders of CardioTech International, Inc.:

CardioTech International, Inc. (the “Company”) is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the “Meeting”) to be held Thursday, October 11, 2007, at 10:00 a.m. (EST) at the offices of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)   To elect two (2) directors to hold office until their successors shall be elected and shall have qualified;

(2)   To approve the CardioTech International, Inc. Employee Stock Purchase Plan;

(3)   To approve the Company’s  reincorporation from Massachusetts to Delaware; and

(4)   To ratify the selection of Ernst & Young LLP as CardioTech’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

Please review the Company’s enclosed Proxy Statement and Annual Report on Form 10-K/A carefully.  If you have any questions regarding this material, please do not hesitate to call me at (978) 657-0075.

Sincerely yours,

/s/ Michael F. Adams

Michael F. Adams
Chief Executive Officer and President
CardioTech International, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, BY TELEPHONE AT 800-690-6903 OR BY INTERNET AT WWW.PROXYVOTE.COM IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

CARDIOTECH INTERNATIONAL, INC.

229 Andover Street

Wilmington, MA 01887

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 11, 2007

The Annual Meeting of Stockholders (the “Meeting”) of CardioTech International, Inc. (the “Company”) will be held Thursday, October 11, 2007, at 10:00 a.m. (EST) at the offices of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)   To elect two (2) directors to hold office until their successors shall be elected and shall have qualified;

(2)   To approve the CardioTech International, Inc. Employee Stock Purchase Plan;

(3)   To approve the Company’s reincorporation from Massachusetts to Delaware; and

(4)   To ratify the selection of Ernst & Young LLP as CardioTech’s independent registered public accounting firm for the fiscal year ending March 31, 2008.

The Board has fixed the close of business on August 16, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting.

For a period of ten (10) days prior to the Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours.  A stockholders list will also be available for inspection at the Meeting.

Stockholders are cordially invited to attend the Meeting in person.  However, please complete and sign the enclosed proxy card and return it promptly, by telephone at 800-690-6903 or by internet at www.proxyvote.com to assure your representation at the Meeting.  If you choose, you may still vote in person at the Meeting even though you previously voted by submitting a proxy card, by telephone or internet.

By Order of the Board of Directors,

/s/ Eric G. Walters

Eric G. Walters, Clerk

Wilmington, Massachusetts
September 3, 2007

CARDIOTECH INTERNATIONAL, INC.

229 Andover Street

Wilmington, Massachusetts 01887

(978) 657-0075

PROXY STATEMENT

For the 2007 Annual Meeting of Stockholders to
be Held on October 11, 2007

GENERAL MATTERS

The enclosed proxy is solicited by the Board of Directors (the “Board”) of CardioTech International, Inc. (the “Company” or “CardioTech”), a Massachusetts corporation, for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of the Company at 229 Andover Street, Wilmington, Massachusetts 01887 on Thursday, October 11, 2007, at 10:00 a.m., local time, and at any adjournments or postponements of that meeting.

Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions.  If no instructions are given in a properly executed proxy, the shares shall be voted in favor of all of the matters set forth in the accompanying Notice of Meeting.

CardioTech’s Annual Report for the fiscal year ended March 31, 2007 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about September 3, 2007.

A copy of CardioTech’s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2007 as filed with the Securities and Exchange Commission on July 26, 2007, without exhibits, will accompany this proxy statement.  Exhibits will be furnished without charge to any stockholder upon written request to the Vice President and Chief Financial Officer, CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887.

Quorum and Vote Requirement

On August 16, 2007, the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting (the “Record Date”), there were issued and outstanding and entitled to vote an aggregate of XX,XXX,XXX shares of common stock of CardioTech, $0.01 par value per share (“Common Stock”).  Each share of Common Stock is entitled to one vote.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on each matter presented at the Annual Meeting shall constitute a quorum for such matter.  Shares of Common Stock present in person or represented by proxy will be counted for purposes of determining whether a quorum exists for a matter presented at the Annual Meeting.  Shares that abstain from voting as to a particular matter, and broker non-votes will each be counted as present for purposes of determining whether a quorum is present at the Meeting.  A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm and for the approval of our Employee Stock Purchase Plan.  The affirmative vote of the holders of a two-thirds (2/3) majority of the issued and outstanding shares of Common Stock as of the Record Date is required for the approval of the Company’s reincorporation from Massachusetts to Delaware.

Abstentions will have no effect on the outcome of the election of directors, but will be counted as a vote

AGAINST the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2008, AGAINST the approval of the Employee Stock Purchase Plan and AGAINST the Company’s reincorporation from Massachusetts to Delaware.  Broker non-votes will have no effect on the outcome of the election of directors, the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm or the approval of the Employee Stock Purchase Plan, but will be counted as a vote AGAINST the approval of the Company’s reincorporation from Massachusetts to Delaware.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by CardioTech.  In addition to solicitations by mail, CardioTech’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews and CardioTech reserves the right to retain outside agencies for the purpose of soliciting proxies.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and CardioTech will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in the same household.  The Company will promptly deliver a separate copy of either document to any stockholder upon request by writing or calling the Company at the following address or phone number:  CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887, Attention: Investor Relations or by calling (978) 657-0075.  Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact the Company at the above address and phone number.

Revoking a Previously Delivered Proxy

A proxy that is properly submitted may be revoked at any time before it is exercised.  For a stockholder “of record,” meaning one whose shares are registered in his or her own name, to revoke a proxy, the stockholder may either: (i) send another signed proxy card with a later date to the address indicated on the proxy card; (ii) send a letter revoking the stockholder’s proxy to our Clerk at our principal address; (iii) cast his vote by telephone or internet; or (iv) attend the Annual Meeting and vote in person.

A “beneficial holder’ whose shares are registered in another name, for example in “street name,” must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke a proxy.  You should contact the holder of record directly for more information on these procedures.

Voting in Person

Stockholders of record that attend the Annual Meeting and wish to vote in person will be given a ballot at the meeting.  If your shares are held in “street name,” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the meeting.

Cumulative Voting

The holders of shares of the Company’s Common Stock are not entitled to any cumulative voting under Massachusetts law.

Appraisal Rights

Under Massachusetts law, the holders of shares of the Company’s common stock will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to Section 50A of Chapter 156B of the Massachusetts General Laws, the Board is currently divided into three (3) classes having staggered terms of three (3) years each.  Under Section 50A, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof.  The Board has fixed at two (2) the number of Class II directors to be elected at the Meeting.  At the Meeting, the stockholders will be asked to elect Mr. William J. O’Neill, Jr. and Mr. Michael L. Barretti as Class II directors to serve in such capacity until the 2010 Annual Meeting or until their successors are duly elected and qualified.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  Abstentions and broker non-votes will have no effect on the outcome of the election of directors.  It is the intention of the persons named in the enclosed proxy to vote to elect the nominees named above, whom are both incumbent directors and each of whom has consented to serve if elected.

Board Recommendation

The Board believes the election of William J. O’Neill, Jr. and Michael L. Barretti as Class II Directors of the Company for the ensuing 3 years is in the best interests of CardioTech International, Inc. and its stockholders and recommends a vote FOR such nominees.

The Nominees and Directors of the Company are as follows:

Name	Age	Class	Position
Michael F. Adams	51	I	Director President & Chief Executive Officer
William O’Neill, Jr.	65	II	Nominee for Director* Chairman of the Board
Anthony J. Armini, Ph.D.	69	I	Director
Michael L. Barretti	62	II	Nominee for Director*
Jeremiah E. Dorsey	62	III	Director

*  Nominees for election as a director at this Meeting.

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Nominees for Election of Class II Directors Whose Terms Expire at the 2010 Annual Meeting

Mr. William J. O’Neill, Jr. has been a director of CardioTech since May 2004 and was appointed as Chairman on August 7, 2006.  Mr. O’Neill is currently the Dean of the Frank Sawyer School of Management at Suffolk University in Boston, Massachusetts.  Prior to this appointment, Mr. O’Neill spent thirty years (1969-1999) with the Polaroid Corporation, where he held the positions of Executive Vice President of the Corporation, President of Corporate Business Development, and Chief Financial Officer.  He was also Senior Financial Analyst at Ford Motor Company.  Mr. O’Neill was a Trustee at the Dana Farber Cancer Institute, and is currently a member of the Massachusetts Bar Association, a member of the Board of Directors of the Greater Boston Chamber of Commerce, and serves on the Board of Directors of Concord Camera and EDGAR Online, Inc.  He earned a BA at Boston College in mathematics, a MBA in finance from Wayne State University, and a JD from Suffolk University Law School.

Mr. Michael L. Barretti has been a director of CardioTech since January 1998.  Mr. Barretti is the executive in residence and professor of marketing at Suffolk University in Boston.  Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996.  From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers.  From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry.  From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid-state laser technologies to the medical field.  Mr. Barretti received his BA from St. Johns University and an MBA from Suffolk University.

Directors Continuing in Office

The following individuals are continuing directors and are not standing for election this year:

Continuing Class III Director Whose Term Expires at the 2008 Annual Meeting

Mr. Jeremiah E. Dorsey has been a director of CardioTech since May, 2004.  Mr. Dorsey retired in 2002.  From 1992 to 2002, Mr. Dorsey was President and Chief Operating Officer of The West Company (Lionville, PA), a leading supplier of components to the pharmaceutical, medical device and dental businesses.  From 1990 to 1992, Mr. Dorsey was President and Chief Executive Officer of Foster Medical (Waltham, MA), a supplier of hospital equipment.  From 1988 to 1990, he was President of Towles Housewares Company (Newburyport, MA), and Vice President and Board Member of J&J Dental Products Company (East Windsor, NJ), a world leader in composite materials, dental amalgams, cleaning and polishing products.  Mr. Dorsey received a BA from Assumption College and an MBA from Fairleigh Dickinson University.

Continuing Class I Directors Whose Terms Expire at the 2009 Annual Meeting

Mr. Michael F. Adams has been a director of CardioTech since May 1999.  Mr. Adams was appointed as President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was the Company’s Vice President of Regulatory Affairs & Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Dr. Anthony J. Armini has been a director of CardioTech since August 2000.  Dr. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984.  From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation.  From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation.  Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967.  Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology.  Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and over years experience with ion implantation in the medical and semiconductor fields.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance and Guidelines

CardioTech’s Board of Directors has long believed that good corporate governance is important to ensure that CardioTech is managed for the long-term benefit of stockholders.  During the past year, CardioTech’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and recently revised SEC rules and regulations.  This section describes key corporate governance guidelines and practices that the Company has adopted.  Complete copies of the corporate governance guidelines, committee charters and code of conduct described below are available on the Company’s website at www.cardiotech-inc.com, and any amendments to any of the foregoing corporate governance documents or any waivers of our code of conduct will be posted on the Company’s website.  Alternatively, you can request a copy of any of these documents by writing to the Vice President and Chief Financial Officer, 229 Andover Street, Wilmington, MA 01887.

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve in the best interests of the Company and its stockholders.  These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•                  the principal responsibility of the directors is to oversee the management of the Company;

•                  a majority of the members of the Board shall be independent directors;

•                  the non-management directors meet regularly in executive session; and

•                  directors have full and free access to management and, as necessary and appropriate, independent advisors.

Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 121 of the American Stock Exchange (the “Amex Exchange”) Company Guide.  In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the Company’s non-management directors, namely Messrs. O’Neill, Barretti, Armini and Dorsey, qualifies as “independent” under the Amex Exchange Company Guide.

Board Attendance

The Board met ten (10) times during the year ended March 31, 2007.  Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2007. Messrs. Adams, O’Neill and Barretti, representing three (3) of the five (5) directors attended the 2006 Annual Meeting of the Company.  The non-management members of the Board regularly meet, without any members of management present, at each scheduled Board of Directors meeting.  In addition, the members of the Board and its committees acted by unanimous written consent 1 time during fiscal 2007 pursuant to Massachusetts law.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  The membership of each, as of July 16, 2007, is indicated in the table below.

Directors	Audit	Compensation	Nominating/ Corporate Governance
William J. O’Neill, Jr.	Chair
Michael L. Barretti		Chair	X
Anthony J. Armini	X	X
Jeremiah E. Dorsey	X	X	Chair

The Board of Directors has determined that all of the members of each committee are independent as defined under the Amex Exchange Company Guide, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.  In addition, all of the members of the Audit Committee are independent as defined by the Amex Exchange Company Guide that apply to the Company until the date of the Annual Meeting and otherwise satisfy the Amex Exchange eligibility requirements for Audit Committee membership.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Board has designated from among its members Mr. William J. O’Neill, Jr., Dr. Anthony J. Armini, and Mr. Jeremiah E. Dorsey as the members of the Audit Committee.  The primary functions of the Audit Committee are to represent and assist the Board of Directors with the oversight of:

•                  appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•                  overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•                  reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•                  coordinating the Board of Director’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct and ethics;

•                  establishing procedures for the receipt and retention of accounting related complaints and concerns;

•                  meeting independently with the Company’s internal auditing staff, independent auditors and management; and

•                  preparing the audit committee report required by SEC rules (which is included on page 39 of this proxy statement).

The Board of Directors has determined that Mr. O’Neill is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and is independent under Section 121A and 121B of the Amex Exchange Company Guide.  Mr. O’Neill also acts as the Chairman of the Audit Committee.

During the fiscal year ended March 31, 2007, the Audit Committee met five (5) times.  The responsibilities of the Audit Committee are set forth in its written charter, which is posted on the Company’s website at www.cardiotech-inc.com under the “Investors – Corporate Governance” section.

Compensation Committee

The Compensation Committee’s responsibilities include:

•                  annually reviewing and making recommendations to the Board with respect to the corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation;

•                  reviewing and recommending to the Board the compensation level for the CEO;

•                  after receiving recommendations from the CEO, reviewing and approving the compensation of the Company’s other executive officers;

•                  reviewing and making recommendations to the Board with respect of modifications to the Company’s cash compensation and equity incentive plans and all grants pursuant to such plans; and

•                  reviewing and making recommendations to the Board with respect to director compensation.

During the fiscal year ended March 31, 2007, the Compensation Committee met three (3) times.  The responsibilities of the Compensation Committee are set forth in its written charter, which is posted on the Company’s website at www.cardiotech-inc.com under the “Investors – Corporate Governance” section.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s responsibilities include:

•                  identifying individuals qualified to become Board members;

•                  recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and

•                  reviewing and making recommendations to the Board with respect to management succession planning.

During the fiscal year ended March 31, 2007, the Nominating/Corporate Governance Committee met once in a joint meeting with the full Board of Directors in connection with the unanimous approval by the Board of Directors of the nominees for election as Class I Directors at the Company’s 2006 annual meeting of stockholders held on October 11, 2006.  The responsibilities of the Nominating/Corporate Governance Committee are set forth in its written charter, which is posted on the Company’s website at www.cardiotech-inc.com under the “Investors – Corporate Governance” section.

Director Nomination Procedures

The nominating committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise.  In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates.  Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons.  Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then current constitution of the Board of Directors and will consider a variety of other factors, including the prospective nominee’s business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective Board of Directors.  The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment.  Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values.  The committee does not evaluate stockholder nominees differently than any other nominee.

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below under the heading “Deadline For Submission of Stockholder Proposals.”  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were attached as an exhibit to our Report on Form 10 filed on May 10, 1996.  A copy of our bylaws will be provided upon written request.

Code of Conduct and Ethics

The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer, and vice president of finance.  The code of ethics is posted on the Company’s website at www.cardiotech-inc.com.  The Company intends to include on its website any amendments to, or waivers from, a provision of its code of ethics that applies to the Company’s chief executive officer, chief financial officer, or vice president of finance that relates to any element of the code of ethics definition enumerated in Item 406 of Regulation S-K.

Stockholder Communications with the Board of Directors

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, discussed below.  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were attached as an exhibit to our Report on Form 10 filed on May 10, 1996.  A copy of our bylaws will be provided upon written request.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2008 Annual Meeting of Stockholders must be received by the Clerk of the Company at the principal offices of the Company no later than April 7, 2008.  The Company has received no stockholder nominations or proposals for the 2007 Meeting.

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Vice President & Chief Financial Officer, CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887.

Compensation Committee Interlocks and Insider Board Participation

The Compensation Committee currently consists of Messrs. Barretti, Armini and Dorsey.  None of these Compensation Committee members has served as an officer or employee of the Company.  None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position	Officer Since
Michael F. Adams	51	President, Chief Executive Officer and Director	2006
Eric G. Walters	55	Vice President & Chief Financial Officer	2005
Andrew M. Reed, Ph.D.	54	Vice President of Science & Technology	2006
Philip A. Beck	45	Vice President & General Manager, CDT	2006

Mr. Michael F. Adams has been a director of CardioTech since May 1999.  Mr. Adams was appointed as President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was the Company’s Vice President of Regulatory Affairs and Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Mr. Eric G. Walters has been our Vice President & Chief Financial Officer since October 2005.  Prior to joining us, Mr. Walters from October 2004 through September 2005 served as Vice President and Chief Financial Officer at Konarka Technologies, Inc., a developer of light-activated plastic (photovoltaic) material.  Prior to joining Konarka, Mr. Walters served in various capacities at PolyMedica Corporation during a 13-year period, including Executive Vice President and Chief Financial Officer.  Mr. Walters, a CPA, is a Member of the American Institute of Certified Public Accountants, a Fellow of the Massachusetts Society of Certified Public Accountants, and a Member in Financial Executives International.  Mr. Walters serves as a Director and the Chairman of the Audit Committee of the Board of Directors of MFIC Corporation since November 2005; and as a member of the Board of Directors of CorNova Inc., a privately-held development stage company.  Mr. Walters received his BA degree from Colgate

University and a Certificate in Accounting from Bentley College.

Dr. Andrew M. Reed has been our Vice President of Science & Technology since April 2006.  Prior to April 2006, Dr. Reed was Executive Vice President of CCS Medical a direct to patient provider of diabetic, respiratory, ostomy and wound care supplies.  From 1999 to 2005 he was Chief Operating Officer and Vice President of Gericare Providers, Inc. a supplier of wound care products for patient in-home use.  He was President of Innovative Technologies (US), Inc. the US Division of a UK based private label manufacturer of proprietary wound care products from 1997 through 1999.  From 1990 to 1997, Dr. Reed held management positions of increasing responsibilities at PolyMedica Corporation, a direct to consumer diabetic, pharmaceutical and wound care product manufacturer and provider, including Vice President of Research and Development and President of PolyMedica Wound Care Company.  Dr. Reed was responsible for research and development and manufacturing functions.  Earlier in his career, Dr. Reed was a Senior Research Chemist at Millipore Corporation.  Dr. Reed is the holder of several U.S. Patents, primarily in the area of polyurethane and wound dressing technologies, and is the co-inventor of ChronoFlex®.  Dr. Reed received his Ph.D. in Polymer Chemistry from the University of Liverpool, UK.  He is the author and co-author of numerous published scientific papers.

Mr. Philip A. Beck has been a Vice President & General Manager of Catheters and Disposables Technology, Inc. (“CDT”), CardioTech’s wholly-owned subsidiary, since October 2006.  Prior to joining us, from March 2005 through October 2006, Mr. Beck was the Chief Financial Officer and Sr. Vice President of Medical Operations of Midwest Plastic Components, Inc., a contract manufacturing company.  Prior to Midwest Plastics, from November 2000 through March 2005, Mr. Beck held several positions with Accellent Inc., formally MedSource Technologies, Inc.  Throughout Mr. Beck’s career he has served several manufacturing and consulting management positions involving business development, supply chain management, information technology and financial management.  Mr. Beck received a Bachelor of Science in Business Management - Accounting from Mankato State University in Minnesota and is a member of the AICPA.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock, as of July 16, 2007, of (i) each person known by us to beneficially own five percent (5%) or more of such shares; (ii) each of our directors and executive officers named in the Summary Compensation Table; and (iii) all of our current executive officers, directors, and significant employees as a group.  Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares.  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within sixty (60) days of July 31, 2007.  In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Executive Officers and Directors
Michael F. Adams (3)	242,589	1.2%
Michael L. Barretti (4)	210,833	1.0%
Anthony J. Armini, Ph.D. (5)	143,520	*
William J. O’Neill, Jr. (6)	80,000	*
Jeremiah E. Dorsey (7)	72,709	*
Eric G. Walters (8)	200,000	1.0%
Andrew M. Reed, Ph.D. (9)	200,000	1.0%
Philip A. Beck (10)	150,000	*

All executive officers and directors as a group (8 persons) (11)	1,299,651	5.4%

Other Principal Stockholders
Michael Szycher (12) 2 Durham Drive Lynnfield, MA 01940|	2,988,918	13.2%

*     Less than 1%

(1)   Unless otherwise indicated, the business address of the stockholders named in the table above is CardioTech International, Inc. 229 Andover Street, Wilmington, MA 01887.

(2)   Based on 20,031,650 outstanding shares as of July 31, 2007.

(3)   Includes 242,589 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(4)   Includes 194,783 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(5)   Includes 137,520 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(6)   Includes 80,000 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(7)   Includes 72,709 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(8)   Includes 200,000 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(9)   Includes 200,000 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(10) Includes 150,000 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

(11) See footnotes (3) through (10).

(12) Includes 2,609,664 shares of common stock, which may be purchased within sixty (60) days of July 31, 2007 upon the exercise of stock options.

PROPOSAL 2

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

The Board is asking the Company’s stockholders to approve the CardioTech International, Inc. Employee Stock Purchase Plan (the “ESPP”).  The Board has approved the ESPP, subject to the receipt of approval by CardioTech’s stockholders.

The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required the approval of our Employee Stock Purchase Plan.  Abstentions will be counted as a vote AGAINST the approval of the Employee Stock Purchase Plan.  Broker non-votes will have no effect on the approval of the Employee Stock Purchase Plan.

The ESPP will become effective immediately if approved by the stockholders at the Annual Meeting.  If approved by the stockholders, the ESPP, together with the CardioTech International, Inc. 2003 Stock Option Plan, as amended, will be CardioTech’s only active equity incentive plans.

CardioTech has not yet filed a registration statement for the shares called for by the ESPP, but anticipates doing so immediately upon shareholder approval.

A copy of the ESPP is attached to this Proxy Statement as Appendix A.  The following description of the ESPP is a summary and does not purport to be a complete description.  See Appendix A for more detailed information.

Summary of the CardioTech International, Inc. Employee Stock Purchase Plan

Purpose

The purpose of the ESPP is to provide eligible employees of CardioTech and its designated subsidiaries with an opportunity to purchase CardioTech Common Stock through accumulated payroll deductions pursuant to a plan that qualifies for beneficial tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) as an “employee stock purchase plan.”

Administration

The ESPP may be administered by the CardioTech Board or any committee named by the Board to administer the ESPP.  The Board or the committee is authorized to administer and interpret the ESPP, and such decisions and determinations will be binding on all participants.

Stock Subject to the ESSP

Under the ESPP, eligible employees may purchase shares of Common Stock through payroll deductions at a discount from market-price without incurring broker commissions.  A maximum of 500,000 shares of Common Stock, subject to adjustments for stock splits, will be available for purchase under the ESPP, assuming CardioTech receives shareholder approval of the ESPP.  The Common Stock issued under the ESPP will be from authorized but unissued or reacquired shares of CardioTech’s Common Stock.  If the number of shares of Common Stock available is insufficient to cover shares offered during an offering period, the Board may authorize an equitable pro rata allocation of shares among all participants.

Eligibility

To be eligible to participate in the ESPP, an employee must be employed by CardioTech or one of its designated subsidiaries for at least 20 hours per week for more than five months in any calendar year, and may not own 5% or more of the combined voting power or value of CardioTech’s capital stock or that of any subsidiary.  As of July 1, 2007, approximately 53 employees would have been eligible to participate in the ESPP, had the ESPP been in effect at that time.  Under the ESPP, no employee may purchase more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the first day of the offering period) during any calendar year, or more than 8,750 shares during any offering period.

Offering Periods

The ESPP generally is divided into 6-month offering periods with a new offering period beginning each March 1 and September 1 and ending on the next February 28 (or February 29, in the case of a leap year) and August 31, respectively.  Purchases are made on the last trading day of the offering period.  The Board can establish a different period for any future offering period.  During the offering periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions.  Payroll deductions may be made at a rate of not less than 1% and not more than 10% of an employee’s base salary or wages, overtime, annual cash bonuses, draw, or commission payments paid and received by a participant during each payroll period in a purchase period, provided, however, that no participant may apply payroll deductions of less than $500 in any offering period toward the purchase of Common Stock under the ESPP.  At the end of each six-month purchase period, the purchase price is determined and the participating employee’s accumulated funds are used to purchase the appropriate whole number of shares of Common Stock.

Purchase Price

The purchase price per share of Common Stock is equal to 85% of the fair market value of CardioTech Common Stock on the last trading day of the purchase period.  “Fair market value” is determined by the Board, or committee named by the Board, based on (i) the closing sales price of the Common Stock on the last trading day of the purchase period as reported by the stock exchange (including the American Stock Exchange) or national market system with the greatest volume of trading in CardioTech Common Stock on the last trading date prior to the date of determination, (ii) if the Common Stock is not listed on a stock market or national market system but is regularly traded in the over-the-counter market, the average of the closing bid price and closing asked price for the Common Stock on such date as reported by The Wall Street Journal or such other source as the Board deems reliable, or (ii) in the absence of an established market for the Common Stock, such price as determined in good faith by the Board or committee.  On July 16, 2007, the closing price of CardioTech’s Common Stock, as reported on the American Stock Exchange, was $1.35 per share.

Effect of Termination

Employees who terminate their employment with CardioTech for any reason prior to the last trading day of a purchase period will not be allowed to acquire shares under the ESPP for that purchase period.  Upon termination of employment, CardioTech will pay the balance in the employee’s account to the employee without interest, or, in the case of the employee’s death, to his or her designated beneficiary.

Transferability

Neither payroll deductions credited to an employee’s account under the ESPP nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will, the laws of descent and distribution, or by designation of a beneficiary in accordance with the procedures in the ESPP.

Corporate Transactions

In the event of a merger, consolidation, capital reorganization, or sale of all or substantially all of CardioTech’s assets, each option to purchase shares during an ongoing offering period will be assumed or substituted for by the successor corporation.  In the event the successor corporation does not assume or substitute for the option, the offering period with respect to which such option relates will be shortened and a new purchase date will be set to occur on a date before the date of such proposed merger, consolidation, capital reorganization, or sale of assets.  Unless otherwise provided by the Board, in the event of a liquidation or dissolution of CardioTech, any offering period then in progress will be shortened and a new purchase date will be set to occur on a date before the date of such proposed liquidation or dissolution.

Amendment, Suspension and Termination of ESSP

The Board has the power to amend or terminate the ESPP or any offering period, except that the Board may not amend the ESPP without shareholder approval if such approval is required under Section 423 of the Code, the Securities Exchange Act of 1934, or the listing requirements of any stock exchange or national market system.  Unless sooner terminated, the ESPP will terminate 10 years following shareholder approval.

Federal Income Tax Consequences

CardioTech intends that the ESPP qualify as an “employee stock purchase plan” under Code Section 423.  The following discussion is only a brief summary of the material federal income tax consequences to CardioTech and the participating employees in the United States in connection with the ESPP.  The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee.  The discussion is based on the Code as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect.  The discussion does not address the consequences of applicable state, local or foreign tax laws.

Under the Code, CardioTech is deemed to grant employee participants in the ESPP an “option” on the first day of each offering period to purchase as many shares of CardioTech Common Stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period.  On the last day of each six-month offering period, the purchase price is determined and the employee is deemed to have exercised the “option” and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price.

The amounts deducted from a participating employee’s pay pursuant to the ESPP will be included in the employee’s compensation and be subject to federal income and employment tax.  Generally, no additional income will be recognized by the employee either at the beginning of the offering period, when the “option” is granted or at the time the employee purchases shares of Common Stock pursuant to the ESPP.

The required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the ESPP is the later of (1) two years after the deemed “option” is granted (the first day of an offering period), and (2) one year after the deemed “option” is exercised and the Common Stock is purchased (the last day of an offering period).  When the Common Stock is disposed of after this period, or after the employee’s death if the employee dies while holding the Common Stock (a “qualifying disposition”), the employee (or, in the case of death, the employee’s estate or designate beneficiary) realizes ordinary income in the year of disposition to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed “option” was granted exceeded the “option price,” and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the “option price.” The “option price” is equal to 85% of the fair market value of the Common Stock on the last day of the offering period.  Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of an offering period.  Any further gain recognized on a qualifying disposition will be long-term capital gain.  If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When an employee sells or disposes of the Common Stock (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee recognizes ordinary income in the year of disposition to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold.  Any additional gain recognized upon the disqualifying disposition will be capital gain.  The capital gain will be long-term if the employee held the shares more than 12 months.  If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the employee will have a capital loss equal to such difference.

Even though an employee must treat part of his or her gain on a qualifying disposition of the Common Stock as ordinary income, CardioTech may not take a business deduction for such amount.  However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for CardioTech for the year of such disposition.

New Plan Benefits

Participation in the ESPP is entirely within the discretion of eligible employees of CardioTech.  As a result, the Company cannot forecast the extent of future participation, nor is it possible to determine the benefits that will be received by participants if the ESPP is approved by stockholders.

Board Recommendation

The Board believes the approval of the CardioTech International, Inc. Employee Stock Purchase Plan is in the best interests of CardioTech International, Inc. and its stockholders and recommends a vote FOR such approval.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section discusses the material elements of compensation awarded to, earned by or paid to the executive officers identified in the Summary Compensation Table in this proxy statement (whom we refer to as our named executive officers) in fiscal 2007.

The Compensation Committee of our Board of Directors generally has responsibility for reviewing and determining on both an annual and an as-needed basis the compensation of our named executive officers and key employees and reporting to the Board regarding the foregoing.  The Compensation Committee also has responsibility for administering our stock plans and determining the number of stock options, if any, to be granted under those plans and reporting to the Board regarding the foregoing.  None of the named executive officers are members of the Compensation Committee.  The current Compensation Committee members are Messrs: Barretti, Dorsey and Armini.

Overview of Compensation Programs and Objectives

The objectives of the Compensation Committee in recommending the levels and components of compensation for the named executive officers are to:

(1)          Attract, motivate and retain talented and dedicated executives;

(2)          Motivate performance to achieve our established goals and objectives; and

(3)          Provide both cash and equity incentives that align the interests of the named executive officers with the long-term interests of our stockholders.

The Compensation Committee reviews the achievement of corporate goals and individual contributions to our success.  The Compensation Committee monitors the results of our executive compensation program to assure that the compensation paid to the named executive officers provides overall competitive pay levels and appropriately rewards superior performance.  The Compensation Committee relies on judgment and not upon rigid guidelines or formulas in determining the amount or mix of compensation elements for each named executive officer.  Factors affecting the Compensation Committee’s judgment include performance compared to strategic goals, the nature of the named executive officer’s responsibilities and his or her effectiveness in leading our initiatives to achieve our goals.  Our President & Chief Executive Officer, as the manager of the members of the executive team, assesses the executive officers’ individual contributions to their respective departmental goals and makes recommendations to the Compensation Committee with respect to increases in base salary, discretionary bonus and long-term incentive awards, for each member of the executive team.  The Compensation Committee evaluates, discusses and approves or modifies these recommendations.  Each member of the Board who is independent in accordance with the standards of the Securities and Exchange Commission is permitted to attend the Compensation Committee meetings and participate in the discussion.  However, approval of each named executive officer’s compensation is made by the Compensation Committee and recommended to the Board for ratification.  As described in more detail below, the material components of the named executive officers’ compensation include base salary, discretionary bonus, long-term incentive awards, limited change-in-control benefits and related severance protection, and other employee benefits.  The Compensation Committee believes that each element of our executive compensation program helps us to achieve one or more of our compensation objectives.

Base salaries, change-in-control benefits and other employee benefits are all primarily intended to attract and retain qualified executives.  The value of these components in any given year is less dependent on performance than the other elements that comprise our executive compensation package.  The Compensation Committee believes that we need to provide the named executive officers with a level of predictable compensation in order to attract and retain top-caliber executives and reward their continued services.  The Compensation Committee’s general philosophy is that discretionary bonuses and long-term incentive compensation should fluctuate with our success in achieving financial and other goals, and that we should continue to use long-term compensation such as stock options to align stockholder and executives’ interests.  The Compensation Committee also believes that a mix of longer-term and short-term elements allows us to achieve the dual goals of attracting and retaining executives while motivating their continued performance and aligning their financial interests with those of our stockholders.

The Compensation Committee continues to place greater emphasis on the “performance” approach to executive compensation, whereby the named executive officers, would receive salary increases based, in part, on individual and Company performance and on the results of a independent compensation study.

The Compensation Committee uses relevant data points derived from independent compensation studies for comparable companies, such as salary surveys, to assist it in determining the compensation for each of our named executive officers.  While the Compensation Committee has found it difficult to benchmark the compensation levels of our named executive officers within a peer group of comparable companies due to the nature of our business and technology,  it continues to evaluate the compensation practices of other medical device companies in determining an appropriate level and mix of compensation.

Current Material Elements

Base Salary.  In determining the base salaries of our named executive officers in fiscal 2007, the Compensation Committee did not have a formal program to review base salary.  In setting the base salaries of our named executive officers for our fiscal year 2008, the Compensation Committee considered the performance of each named executive officer, including reviewing the nature of the named executive officer’s responsibilities, the Compensation Committee’s expectations for such named executive officer’s performance, and our past compensation practice.  Base salary is paid in cash.

Effective April 1, 2007, base salary increases were proposed by the Compensation Committee, approved by the Board and then awarded to the President & Chief Executive Officer, Vice President & Chief Financial Officer, and Vice President of Science & Technology based on the above criteria.  These amounts are disclosed in the notes to the Summary Compensation Table.

Discretionary Bonuses.  There was not a formal discretionary bonus program in place in fiscal 2007. Therefore, there were no discretionary cash bonuses paid for our named executive officers.  This decision was based in large part on the financial performance of the Company.

The Compensation Committee may recommend beginning in fiscal 2008 that discretionary bonuses be paid on an individual basis to a particular named executive officer using criteria which the Compensation Committee believes to be relevant, such as the performance of the particular officer or the accomplishment of specific objectives by such officer, as well as other factors such as our profitability, revenue, cash flow, customer generation, market share and industry position.

Long-Term Incentive Compensation.  There was not a formal discretionary long term incentive compensation program in place in fiscal 2007.  Periodically, the Compensation Committee grants long-term incentive compensation, in the form of stock option grants, to our named executive officers in order to provide a long-term incentive which is directly tied to the performance of our stock.  These grants provide an incentive to maximize stockholder value by providing the executives an equity interest which further aligns their interests with those of the stockholders.  Vesting periods associated with such grants are used to retain our named executive officers and to emphasize the long-term aspect of contribution and performance.

Beginning in fiscal 2008, in making grants of long-term incentive compensation in the form of stock option grants to our named executive officers, the Compensation Committee will consider a number of factors, including our performance, the performance of such persons, the results of an independent study, the achievement of specific delineated goals, the responsibilities of such persons, the number of stock options and other awards each such person currently possesses and the underlying value of the options and other awards held.  Stock option grants are issued pursuant to the terms of the CardioTech International, Inc. 2003 Stock Option Plan (the “2003 Stock Plan”), which has previously been approved by our stockholders.

Stock Options.  Pursuant to the terms of the 2003 Stock Plan, Dr. Andrew M. Reed and Mr. Philip A. Beck each received stock option grants at the time they joined the Company in March 2006 and October 2006, respectively.  No other named executive officer received stock option grants in fiscal 2007.  When issued, the exercise price of grants is 100% of the closing price of the underlying Common Stock on the date of grant.  In general, the options granted to our named executive officers vest in four equal annual installments over a three-year period beginning on the date of grant.  The Compensation Committee may, in certain instances, grant performance-based options, though it has not done so to date.

Equity Grant Practices.  The Compensation Committee may grant awards to our named executive officers or other eligible participants under our 2003 Stock Plan at any time during the year, including in connection with the hiring or promotion of employees or based upon other special circumstances or performance.  In accordance with longstanding policy, the Compensation Committee does not backdate or re-price options or grant options retroactively.  In addition, the Compensation Committee does not coordinate grants of options so that they are made before announcements of favorable information, or after announcements of unfavorable information.  Options are granted at fair market value (deemed to be the closing price of the underlying Common Stock on the date of grant) on a fixed date or event (such as at a regularly scheduled Board meeting for existing employees or on a new employee’s first day of work) with all required approvals obtained in advance of or on the actual grant date.  Board and Compensation Committee meetings are generally scheduled months in advance and scheduling decisions are made without regard to our anticipated earnings or other major announcements.

The Board has provided the President & CEO with a pool of 200,000 shares of the Company’s common stock that may be granted pursuant to the 2003 Stock Plan, on regularly scheduled Board meeting dates, to employees other than named executive officers, limited to no more than 25,000 shares annually to any one person.

Change-in-Control Benefits and Severance Protection.  The change-in-control benefits and related severance protection provided to each of our named executive officers include the provisions in our 2003 Stock Plan that accelerate the vesting of certain awards upon a change in control of the Company.  Pursuant to our 2003 Stock Plan, outstanding stock options, restricted stock and stock appreciation rights granted to a named executive officer may be assumed by a successor corporation or accelerated if not assumed.  In addition, 50% of the unvested portion of an award will accelerate if, within 12 months following a change in control, the successor corporation for a reason other than cause terminates the employment of a named executive officer who holds an award pursuant to the 2003 Stock Plan.  These change-in-control provisions apply not only to our named executive officers but to any participant in our 2003 Stock Plan.

Other Compensation and Benefits.  Our named executive officers participate in the same group insurance and employee benefit plans customarily offered to our other employees.  As a policy, we do not provide loans or other perquisites to our named executive officers.

Employment Agreements

As of March 31, 2007, among the named executive officers, the President & Chief Executive Officer, Vice President & Chief Financial Officer, and Vice President & General Manager, CDT, each has an employment agreement as described in “Executive Compensation - Employment Agreements”.

Stock Ownership Guidelines

The Company currently does not require our directors or named executive officers to own a particular amount of our Common Stock.  The Compensation Committee recommends stock and option holdings to our directors and named executive officers to provide motivation to this group and to align their interests with those of our stockholders.  The majority of our directors and named executive officers are stockholders.

Return of Incentive Compensation by an Executive

In the case of a significant restatement of our financial results caused by a named executive officer’s fraudulent or intentional misconduct, the Board may take action to seek reimbursement of any portion of performance-based or incentive compensation that was paid or awarded to such executive which would not have been paid or awarded if such compensation had been calculated based on the restated financial results.  The Audit Committee of the Board will determine whether a financial restatement is significant and will make an initial determination of the cause of the restatement.

Compensation Consultant

From time to time the company or the Compensation Committee may contractually engage or seek the advice of one or more compensation consultants; however, such consultants have no role in deciding the amount or form of named executive officer or director compensation.  In the future, either we or the Compensation Committee may continue this practice.

Tax Consideration

The Compensation Committee currently intends for all compensation paid to our named executive officers to be tax deductible to us pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).  Section 162(m) provides that we cannot deduct for Federal income tax purposes compensation paid to our named executive officers in excess of $1,000,000, unless, in general, (1) such compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders.  The Compensation Committee believes that stockholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses.  Accordingly, in the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.  However, the Compensation Committee does not anticipate paying any named executive officers in excess of $1,000,000 in the near term.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management.  Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K/A for the year ended March 31, 2007 and included in this proxy statement.

Compensation Committee

of the Board of Directors

Michael L. Barretti, Chairman

Jeremiah E. Dorsey

Anthony J. Armini, Ph.D.

Summary Compensation Table

The following table provides information concerning compensation for services rendered to the Company in all capacities for the fiscal year ended March 31, 2007 by our Chief Executive Officer, Chief Financial Officer, other most highly compensated executive officers and former executive officer whose total compensation exceeded $100,000 in fiscal 2007.

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Named Executive Officers
Michael F. Adams President & CEO	2007	$210,452	$—	$9,533	$219,985
Eric G. Walters Vice President & CFO	2007	$173,247	$—	$13,600	$186,847
Andrew M. Reed, Ph.D. Vice President of Science & Technology	2007	$138,482	$—	$1,519	$140,001
Philip A. Beck (3) Vice President & General Manager, CDT	2007	$76,085	$25,115	$663	$101,863
Former Executive Officer
Michael Szycher (4) Senior Science Advisor Former CEO & President	2007	$325,000	$—	$5,808	$330,808

(1)   The amount reported in this column for the Named Executive Officer represents the dollar amount recognized for financial statement reporting purposes in fiscal 2007, determined in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Compensation,” and thus includes amounts from awards granted in, and prior to, fiscal 2007.  See Note A of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K/A for fiscal year 2007 for the assumptions used in determining the value of such awards.

(2)   Includes i) premiums paid by the Company for disability and term life insurance for all named executives and former executive and ii) personal use of leased vehicles for Messrs. Adams, Szycher and Walters amounting to $8,096, $3,823, and $12,005, respectively.

(3)   The Company entered into an employment agreement with Phil A. Beck on October 12, 2006 pursuant to which Mr. Beck will serve as Vice President and General Manager, CDT.  Mr. Beck is to receive an annual base salary of $180,000, plus a car allowance of $8,400.  Mr. Beck may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.  Mr. Beck’s employment agreement is further described in “Executive Compensation — Employment Agreements.”

(4)   On August 7, 2006, Dr. Michael Szycher resigned as Chief Executive Officer, President, Treasurer and member of the Board of Directors of the Company, effective that date.  On August 11, 2006 the Company entered into a Transition Agreement with Dr. Szycher, which provides for Dr. Szycher to serve in a non-executive capacity as Senior Scientific Advisor to the Company at his then current annual base salary of $325,000 for a period of one year, at which time his employment will terminate.  The Company has agreed (i) to provide Dr. Szycher life insurance coverage equal to 1.5 times his base salary for a period of 12 months following his separation date and (ii) to provide Dr. Szycher COBRA medical insurance benefits of which the employer portion of premiums will be paid by the Company through February 28, 2008.

2007 Grants of Plan-Based Awards

The following table provides information regarding grants of awards under the CardioTech International, Inc. 2003 Stock Option Plan to the Named Executive Officers during the fiscal year ended March 31, 2007.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options		Exercise Price	Exercise Price
Philip A. Beck	10/23/06	150,000	(1)	$1.64	$25,115	(2)

(1)   Options will vest at the rate of 25% on October 23, 2006, the date of grant, and 25% on each annual anniversary thereafter ending on October 23, 2009.

(2)   The amount reported in this column for the Named Executive Officer represents the dollar amount recognized for financial statement reporting purposes in fiscal 2007, determined in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Compensation,” and thus includes amounts from awards granted in, and prior to, fiscal 2007.  See Note A of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for fiscal year 2007 for the assumptions used in determining the value of such awards.

Employment Agreements; Change in Control and Severance Provisions

Terms of Employment Agreement with Named Executive Officers

The Company entered into employment agreements (the “Employment Agreement”) with (i) Michael F. Adams on September 13, 2006, effective August 7, 2006 (the “Adams Agreement”), (ii) Eric G. Walters on April 2, 2006 (the “Walters Agreement”), and (iii) Philip A. Beck on October 12, 2006 (the “Beck Agreement”).

The Adams Agreement provides for Mr. Adams to serve as Chief Executive Officer and President of the Company.  Pursuant to the terms of the Adams Agreement, as amended on July 10, 2007, Mr. Adams is to receive an annual base salary of $290,000, effective April 1, 2007.  Mr. Adams’ salary will be reviewed annually by the Board.  Additionally, Mr. Adams may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Adams Agreement is set to expire on August 6, 2008.  After such time, the term of the Adams Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Mr. Adams remains employed by the Company.  Mr. Adams and CardioTech each have the right to terminate the Adams Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Adams Agreement without cause, or Mr. Adams terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Adams Agreement within two (2) years following the occurrence of a change in control, Mr. Adams will be entitled to receive severance equal to 2.0 times his annual base salary at termination.  In such event, Mr. Walters will be bound by a non-compete covenant for one (1) year following termination of his employment.

The Walters Agreement provides for Mr. Walters to serve as Vice President and Chief Financial Officer of the Company.  Pursuant to the terms of the Walters Agreement, as amended on July 10, 2007, Mr. Walters is to receive an annual base salary of $195,000, effective April 1, 2007.  Mr. Walters’ salary will be reviewed annually by the Board.  Additionally, Mr. Walters may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Walters Agreement is set to expire on April 1, 2008.  After such time, the term of the Walters Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Mr. Walters remains employed by the Company.  Mr. Walters and CardioTech each have the right to terminate the Walters Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Walters Agreement without cause, or Mr. Walters terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Walters Agreement within two (2) years following the occurrence of a change in control, Mr. Walters will be entitled to receive severance equal to 2.0 times his annual base salary at termination.  In such event, Mr. Walters will be bound by a non-compete covenant for one (1) year following termination of his employment.

The Beck Agreement provides for Mr. Beck to serve as Vice President and General Manager, CDT, a wholly-owned subsidiary of the Company.  Pursuant to the terms of the Beck Agreement, Mr. Beck is to receive an annual base salary of $180,000.  Mr. Beck will also receive an annual car allowance of $8,400.  Mr. Beck’s salary will be reviewed annually by the Chief Executive Officer and President.  Additionally, Mr. Beck may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Beck Agreement is set to expire on October 22, 2007.  After such time, the term of the Beck Agreement will be deemed to continue on a month-to-month basis if not expressly extended while Mr. Beck remains employed by the Company.  Mr. Beck and CardioTech each have the right to terminate the Beck Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Beck Agreement without cause, or Mr. Beck terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Beck Agreement within one (1) year following the occurrence of a change in control, Mr. Beck will be entitled to receive severance equal to 1.0 times his annual base salary at termination.  In such event, Mr. Beck will be bound by a non-compete covenant for one (1) year following termination of his employment.

Employment Agreement Definitions

“Good Reason” shall mean, during the nine (9) month period following a Change in Control, (1) a good faith determination by the named executive officer that as a result of such Change in Control he is not able to discharge his duties effectively or (2) without the named executive officer’s express written consent, the occurrence of any of the following circumstances: (a) the assignment to the named executive officer of any duties inconsistent (except in the nature of a promotion) with the position in the Company that he held immediately prior to the Change in Control or a substantial adverse alteration in the nature or status of his position or responsibilities or the conditions of his employment from those in effect immediately prior to the Change in Control; (b) a reduction by the Company in the Base Salary as in effect on the date of the Change in Control; (c) the Company’s requiring the named executive officer to be based more than twenty-five (25) miles from the Company’s offices at which he was principally employed immediately prior to the date of the Change in Control except for required travel on the Company’s business to an extent substantially consistent with his present business travel obligations; or (d) the failure by the Company to continue in effect any material compensation or benefit plan in which the named executive officer participates immediately prior to the Change in Control unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the named executive officer’s participation therein (or in such substitute or alterative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, than existed at the time of the Change in Control.  The named executive officer’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

A “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than any majority owned subsidiary thereof, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any trustee or other fiduciary of a trust treated for federal income tax purposes as a grantor trust of which the Company is the grantor, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities on any matter which could come before its stockholders for approval; (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Cause” shall mean any of the following:

•      misconduct of the named executive officer during the course of his employment which is materially injurious to the Company and which is brought to the attention of the named executive officer promptly after discovery by the Company, including but not limited to, theft or embezzlement from the Company, the intentional provision of services to competitors of the Company, or improper disclosure of proprietary information, but not including any act or failure to act by the named executive officer that he believed in good faith to be proper conduct not adverse to his duties hereunder;

•      willful disregard or neglect by the named executive officer of his duties or of the Company’s interests that continues after being brought to the attention of the named executive officer;

•      unavailability, except as provided for in Section 3.5 of the Employment Agreement (Disability or Death), of the named executive officer to substantially perform the duties provided for herein;

•      conviction of a fraud or felony or any criminal offense involving dishonesty, breach of trust or moral turpitude during the named executive officer’s employment;

•      the named executive officer’s breach of any of the material terms of the Employment Agreement (including the failure of the named executive officer to discharge his duties in a highly competent manner) or any other agreements executed in connection with the Employment Agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated incremental compensation upon (i) termination by the Company of the Named Executive Officer without Cause, (ii) termination for Good Reason by the Named Executive Officer following a Change in Control, or (iii) failure by the Company to renew the Employment Agreement within two (2) years following the occurrence of a Change in Control.  The estimated incremental compensation assumes the triggering event had occurred on March 30, 2007 (the last business day of fiscal 2007).  Benefits generally available to all employees are not included in the table.  The actual amount of compensation can only be determined at the time of termination or change in control.

Named Executive Officer	Base Salary Continuation		COBRA Premiums (4)	Life Insurance Premiums (5)
Michael F. Adams	$500,000	(1)	$—	$1,000
Eric G. Walters	350,000	(2)	8,382	1,000
Philip A. Beck	180,000	(3)	8,382	425

(1)   Lump-sum payment equal to 2.0 times Mr. Adams’ base salary of $250,000 per annum, the base salary then in effect as of March 30, 2007.

(2)   Lump-sum payment equal to 2.0 times Mr. Walters’ base salary of $175,000 per annum, the base salary then in effect as of March 30, 2007.

(3)   Lump-sum payment equal to 1.0 times Mr. Beck’s base salary of $180,000 per annum, the base salary then in effect as of March 30, 2007.

(4)   Represents estimated out-of-pocket COBRA health insurance premium expenses incurred by the Named Executive Officers over the six (6) month period following termination to be reimbursed by the Company.

(5)   Represents estimated life insurance premiums to be paid by the Company on behalf of the Named Executive Officers after termination.  The Company shall continue in full force and effect, at its expense, the life insurance benefits provided in the Employment Agreement for a period of 12 months after termination of the Named Executive Officer’s employment or until the Named Executive Officer becomes employed, whichever occurs first.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table provides information regarding outstanding stock options held by each Named Executive Officer as of the fiscal year ended March 31, 2007.

Named Executive Officers	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael F. Adams	3,625	—		$0.75	7/28/09
	14,444	—		0.75	7/28/09
	24,500	—		0.50	1/2/10
	19,625	—		2.06	10/25/10
	60,000	—		0.50	1/2/10
	25,000	—		1.10	4/29/11
	25,522	—		1.61	9/30/11
	27,373	—		1.59	10/27/12
	10,000	—		5.40	12/30/13
	2,500	—		5.40	12/30/13
	30,000	—		2.60	2/13/15
	242,589	—

Eric G. Walters	200,000	—		2.32	10/2/15

Andrew M. Reed, Ph.D.	40,000	—		1.10	4/29/11
	160,000	—		2.57	3/19/16
	200,000	—

Philip A. Beck	37,500	112,500	(1) (2)	1.64	10/22/16
	680,089	112,500

(1)   Options will vest at the rate of 25% on October 23, 2006, the date of grant, and 25% on each annual anniversary thereafter ending on October 23, 2009.

(2)   Options granted in fiscal 2007 are also disclosed in the 2007 Grants of Plan-Based Awards Table, including the grant date fair value of these options.

The following table provides information regarding outstanding stock options held by the Former Executive Officer as of the fiscal year ended March 31, 2007.

Former Executive Officer	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date
Michael Szycher	20,000	2.19	11/5/07
	15,000	1.13	11/5/07
	5,000	1.13	11/5/07
	50,000	1.83	11/5/07
	1,000	1.81	11/5/07
	37,037	0.81	11/5/07
	152,794	3.06	11/5/07
	8,170	3.06	11/5/07
	100,000	2.25	11/5/07
	500,000	1.10	11/5/07
	125,000	1.80	11/5/07
	995,663	0.92	11/5/07
	250,000	5.15	11/5/07
	350,000	2.60	11/5/07
	2,609,664

2007 Option Exercises and Stock Vested

During the year ended March 31, 2007, there were no exercises of option awards by any of the Named Executive Officers.  The following table provides information regarding the exercise of option awards by the Former Executive Officer during the fiscal year ended March 31, 2007.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)
Michael Szycher	196,667	$210,906

(1)   Value realized on exercise is determined as the difference between the closing price of the underlying equity on the date of exercise and the exercise price of the option.

DIRECTORS COMPENSATION

The following table sets forth the annual compensation of CardioTech non-employee directors for fiscal 2007, which consisted of annual cash retainers, including amounts associated with serving as Chairman of the Board and the chair and member of Board committees, and equity awards in the form of options pursuant to the 2003 Stock Option Plan.  Employee directors do not receive any separate compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
William J. O’Neill, Jr.	$26,750	$—	$—	$26,750
Michael L. Barretti (2)	$24,000	$—	$13,000	$37,000
Anthony J. Armini, Ph.D.	$24,000	$—	$—	$24,000
Jeremiah E. Dorsey	$—	$14,131	$—	$14,131

(1)   The amount reported in this column for the non-employee director represents the dollar amount recognized for financial statement reporting purposes in fiscal 2007, determined in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Compensation,” and thus includes amounts from awards granted in, and prior to, fiscal 2007.  See Note A of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K/A for fiscal year 2007 for the assumptions used in determining the value of such awards.

(2)   During fiscal 2007, the Company entered into a consulting agreement with Mr. Barretti for an annualized fee of $50,000.  During the fiscal year ended March 31, 2007, the Company recognized $13,000 of expense related to services incurred under this consulting agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of copies of such forms submitted to CardioTech, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in fiscal 2007, except as follows.  During fiscal 2007, Mr. Dorsey received 12 option grants to purchase shares of the Company’s common stock and was late in filing 8 Forms 4 for these option grants.

Certain Relationships and Related Transactions

The Company has an investment in CorNova, Inc., of which Dr. Eric Ryan is President and a major shareholder.  The Company, on July 15, 2004, entered into a two-year consulting agreement with Dr. Ryan, which provided for a range of payments, in either cash or common stock, for the achievement of certain milestones related to the manufacturing, commencement of European clinical trials and the receipt of a restricted CE mark of the Company’s CardioPass synthetic coronary artery bypass graft.  Total potential payments ranged from $125,000 to $216,000 based on the timing of the milestone achievements.  As part of the agreement, Dr. Ryan had the opportunity to earn up to an additional $56,000 based on the achievement of certain milestones related to other products of the Company.  At March 31, 2006 and 2005, several of the contract milestones had been achieved and, accordingly, costs totaling $38,000 and $73,000 related to performance under this contract were recognized as a research and development expense for the years ended March 31, 2006 and 2005, respectively.  There were no research and development expenses recognized during the year ended March 31, 2007 related to this agreement.  This agreement expired July 15, 2006.

During fiscal 2007, the Company entered into a consulting agreement with Michael L. Barretti, a member of the Board and Chairman of the Compensation Committee, for an annualized fee of $50,000.  During the fiscal year ended March 31, 2007, the Company recognized $13,000 of expense related to services incurred under this consulting agreement, which was recorded as selling, general and administrative expense.

Transactions with related parties, including, but not limited to, members of the Board of Directors, are reviewed and approved by all members of the Board of Directors.  In the event a transaction with a member of the Board is contemplated, the Director having a beneficial interest in the transaction is not allowed to participate in the decision-making and approval process.  The policies and procedures surrounding the review, approval or ratification of related party transactions are not in writing, nevertheless such reviews, approvals and ratifications of related party transactions are documented in the minutes of the meetings of the Board of Directors and any such transactions are committed to writing between the related party and the Company in an executed engagement agreement.

PROPOSAL 3

REINCORPORATION FROM MASSACHUSETTS TO DELAWARE

General

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from The Commonwealth of Massachusetts to the State of Delaware (the “Reincorporation”). If our shareholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the “DGCL”) and the Massachusetts Business Corporation Act (the “MBCA”).

The affirmative vote of the holders of a two-thirds (2/3) majority of the issued and outstanding shares of Common Stock as of the Record Date is required for the approval of the Company’s reincorporation from Massachusetts to Delaware.  Abstentions and broker non-votes will be counted as a vote AGAINST the Company’s reincorporation from Massachusetts to Delaware.

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Company following the Reincorporation, and there will be no changes in the operations, assets, liabilities and obligations of the Company as a result of the Reincorporation.

A copy of the Plan of Domestication adopted by our Board of Directors (the “Plan of Domestication”) is attached as Appendix B.  Approval of this Proposal No. 3 will constitute approval of the Plan of Domestication.

When the Reincorporation becomes effective, each outstanding share of the Company’s Common Stock will continue to be an outstanding share of Common Stock of the Company, as incorporated in Delaware. At the same time, each outstanding option, right or warrant to acquire shares of the Company’s Common Stock will continue to be an option, right or warrant to acquire an equal number of shares of the Company under the same terms and conditions. Furthermore, when the Reincorporation becomes effective, the Company will be governed by the Certificate of Incorporation (the “Delaware Charter”) attached hereto as Appendix C and by the Bylaws (the “Delaware Bylaws”) attached hereto as Appendix D. Approval of this Proposal No. 3 will constitute approval of the Delaware Charter and Delaware Bylaws. Following the Reincorporation, the Company will be governed by the DGCL instead of the MBCA. The Company’s current Articles of Organization (the “Massachusetts Charter”) and Bylaws (the “Massachusetts Bylaws”) will not be applicable to the Company upon completion of the Reincorporation.

Reasons for and Advantages of the Reincorporation in Delaware

The Board of Directors recommends that shareholders approve the Reincorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen Delaware as their state of incorporation or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

In the opinion of the Board of Directors of the Company, the Reincorporation in Delaware may provide the Company with more opportunities to raise capital.  Underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs if we were to Reincorporate in Delaware under the more flexible DGCL. Reincorporation from Massachusetts to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many of such candidates will already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.  In addition, many of our stockholders and investors based outside of the U.S. may be more familiar with Delaware laws than with Massachusetts laws.

Plan of Domestication

The Plan of Domestication provides that the Company will reincorporate in Delaware and all operations, assets and liabilities of the Company, including obligations under outstanding indebtedness, contracts, options and warrants, will remain the same. Our existing Board of Directors and officers will continue to be our directors and officers following the Reincorporation for identical terms of office.

Each outstanding share of the Company’s Common Stock will remain unaffected by the Reincorporation. You will not have to exchange your existing stock certificates of the Company for new stock certificates. At the effective time of the Reincorporation, our Common Stock will continue to be traded on the American Stock Exchange under the symbol “CTE.” There will be no interruption in the trading of the Company’s Common Stock as a result of the Reincorporation.

The Plan of Domestication was unanimously approved by the Board of Directors of the Company. Approval of the Reincorporation proposal (which constitutes approval of the Plan of Domestication) requires the affirmative vote of the holders of two-thirds of all of the votes entitled to be cast.

Effective Time

If approved by the requisite vote of the holders of shares of the Company’s Common Stock, it is anticipated that the Reincorporation will become effective at the time set forth in each of the Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation to be filed with the Secretary of State of Delaware in accordance with the DGCL and the Articles of Charter Surrender to be filed with the Secretary of State of Massachusetts in accordance with the MBCA. However, the Plan of Domestication may be terminated, deferred or abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the Reincorporation, whether before or after the shareholders of the Company approve this proposal to effect the Reincorporation, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Massachusetts.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the MBCA and the DGCL, as well as differences between the Company’s charter and bylaws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the MBCA and the DGCL, the Massachusetts Charter and the Delaware Charter, and the Massachusetts Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Delaware Bylaws, on the one hand, and the MBCA and the Massachusetts Charter and Massachusetts Bylaws, on the other hand. The summary below is qualified in its entirety by reference to the actual text of the MBCA, the Massachusetts Charter, the Massachusetts Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

Massachusetts

The Company’s Massachusetts Charter authorizes 50,000,000 shares of Common Stock, of which 20,031,650 shares were issued and outstanding as of July 16, 2007 and 5,000,000 shares of Preferred Stock, of which no shares were issued and outstanding as of July 16, 2007 and of which 500,000 shares have been designated Series A Preferred Stock and the remaining 4,500,000 shares are undesignated. Under the MBCA, the holders of the Company’s Common Stock are entitled to one vote per share on all matters voted on by stockholders, including the election of directors. The holders of shares of the Company’s Common Stock are not entitled to any cumulative voting, conversion, redemption or preemptive rights. The holders of shares of the Company’s Common Stock are entitled to such dividends as may be declared from time to time by the Company’s Board of Directors from funds lawfully available therefor, and upon liquidation will be entitled to receive pro rata all assets of the Company available for distribution to such holders, in each case subject to any preferential or other rights of any then outstanding Preferred Stock.

Under the Massachusetts Charter, the Board of Directors has the authority to approve the issuance of all or any shares of the Preferred Stock in one or more series, to determine the number of shares constituting any series and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further authorization by the shareholders. The designations, preferences, limitations, restrictions and rights of any series of Preferred Stock designated by the Board of Directors will be set forth in an amendment to the Massachusetts Charter filed in accordance with the MBCA.

Delaware

The Delaware Charter, which will be filed as a condition to the consummation of the Reincorporation, authorizes (i) 50,000,000 shares of Common Stock, $0.001 par value, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”).

Under the Delaware Charter, the Board of Directors will have the authority to approve the issuance of all or any shares of the Preferred Stock in one or more series, to determine the number of shares constituting any series and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further authorization by the shareholders. The designations, preferences, limitations, restrictions and rights of any series of Preferred Stock designated by the Board of Directors will be set forth in an amendment to the Delaware Charter filed in accordance with the DGCL.

The Board of Directors would make a determination as to whether to approve the terms and issuance of any shares of Preferred Stock based on its judgment as to the best interests of the Company and its shareholders.

While the Company may consider issuing Preferred Stock in the future for purposes of raising additional capital or in connection with acquisition transactions or other related corporate transactions, the Company presently has no plans, agreements or understanding with any person to effect any such issuance, and the Company may never issue any Preferred Stock. Therefore, the terms of any Preferred Stock that may be issued in the future cannot be stated. However, it is likely that the terms and conditions of any Preferred Stock, as designated in an amendment to the Delaware Charter, would include preferences and rights superior to those of the holders of Common Stock. Such terms might include special voting rights, special conversion rights and redemption or other rights which may, among other things, provide the holders of Preferred Stock with a disproportionate share of earnings distributed by way of dividends or of the proceeds of a sale or liquidation of the Company as well as disproportionate rights of approval with respect to certain kinds of transactions, compared to those of the holders of Common Stock.

Under the Delaware Charter and the DGCL, the holders of shares of the Company’s Common Stock following the Reincorporation will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors. The holders of shares of the Company’s Common Stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of shares of the Company’s Common Stock will be entitled to such dividends as may be declared from time to time by the Company’s Board of Directors from funds lawfully available therefor, and upon liquidation will be entitled to receive pro rata all assets of the Company available for distribution to such holders, in each case subject to any preferential or other rights of any then outstanding Preferred Stock.

Number of Directors; Election; Removal; Filling Vacancies

Massachusetts

The Massachusetts Bylaws provide that the Board may determine the total number of directors.  The Board of Directors may be enlarged by the stockholders at any meeting or by vote of a majority of the directors. Any vacancy in the Board of Directors, including a vacancy resulting from an enlargement of the Board, may be filled by the stockholders or by a majority of the Board of Directors. The Massachusetts Charter provides that a director may be removed from office (i) for cause by vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the Company entitled to vote generally in the election of directors, voting together as a single class, or (ii) with or without cause by vote of at least three-quarters (3/4) of the directors then in office. A director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

Delaware

The Delaware Charter and Delaware Bylaws provide that the number of directors will be fixed from time to time by action of the Board of Directors. The directors are elected by the stockholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. The Delaware Charter and Delaware Bylaws provide that any director may be removed with or without cause by the affirmative vote of the holders of at least 75% of the votes which all stockholders would be entitled to cast in an election of directors. Unlike under the Massachusetts Bylaws, the directors do not have the power to remove a director. Any vacancy created as a result of the removal of a director or a vacancy resulting from an enlargement of the board may be filled only by the vote of a majority of the remaining directors then in office. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders at which directors are elected.

Cumulative Voting for Directors

Massachusetts

Massachusetts law permits cumulative voting for directors only if provided in the articles of organization. The Massachusetts Charter does not provide for cumulative voting rights.

Delaware

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting rights.

Business Combinations with Interested Stockholders

Massachusetts

The MBCA does not have any provisions governing transactions with large or significant stockholders. However, under Chapter 110D of the Massachusetts General Laws, Massachusetts regulates “control share acquisitions”, which are defined as the acquisition by any person of beneficial ownership of shares of an issuing public corporation, which, but for the provisions of Chapter 110D, would have voting rights and which, when added to all other shares of the corporation owned by such person, would entitle the person to vote shares of the corporation having voting power in the election of directors within any of the following ranges of voting power (i) one-fifth or more but less than one-third of all voting power, (ii) one-third or more but less than a majority of all voting power, or (iii) a majority or more of all voting power. A person who has made a control share acquisition may deliver to the corporation a statement containing, among other things, the identity of the person making the control share acquisition, the number of shares of the corporation beneficially owned by such person and the number of shares of the corporation acquired or proposed to be acquired by such person pursuant to the control share acquisition.

The control share acquisition statute provides that any shares acquired in a control share acquisition will have the same voting rights as all other shares of the same class or series of the corporation only to the extent authorized by vote of the stockholders of the corporation at an annual or special meeting of stockholders. The authorization requires the affirmative vote of the holders of a majority of all of the shares entitled to vote. If the articles of organization or bylaws of the corporation provide, the corporation may redeem, without the agreement of the person making the control share acquisition, all of the shares acquired by the person in the control share acquisition for fair market value if (i) the person did not deliver a control acquisition statement to the corporation, or (ii) a control acquisition statement was delivered and voting rights were not authorized for the shares by the stockholders of the corporation.

An acquisition of shares pursuant to a tender offer, merger or consolidation, if such transaction is pursuant to an agreement to which the corporation is a party, and an acquisition directly from the corporation, are not included in the definition of control share acquisition. The control share acquisition statute is only applicable to a corporation that has (i) two hundred or more stockholders of record, (ii) its principal executive office or substantial assets within Massachusetts, and (iii) either more than 10% of its stockholders of record residing in Massachusetts or more than 10% of its issued and outstanding shares owned of record by residents of Massachusetts.

The Massachusetts Charter provides that the Company shall not enter into a business combination with an “interested stockholder” without either the consent of the holders of at least eighty percent (80%) of the voting power of all of the shares of the Company entitled to vote generally in the election of directors, voting together as a single class, or the consent of a majority of the disinterested directors of the Board provided that in the case of Board approval certain pricing and procedural criteria are satisfied.  An interested stockholder is defined to include any person that is (a) the owner of 15% or more of the outstanding voting stock of the corporation, (b) an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within two years immediately prior to the relevant date, or (c) the assignee of or successor to capital stock of the Company beneficially owned by an interested stockholder at any time within two years immediately prior to the relevant date as a result of transactions not involving a public offering.

Delaware

Following the Reincorporation, the Company will be governed by Section 203 of the DGCL. Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder.  The Delaware Charter does not exclude the Company from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring the Company to negotiate in advance with the Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Limitation of Liability of Directors

Massachusetts

The MBCA authorizes a Massachusetts corporation to adopt a charter provision eliminating or limiting the personal liability of directors to the corporation for monetary damages for breach of fiduciary duty as directors, provided that the provision may not eliminate or limit the liability of directors for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any improper distributions to stockholders under Section 6.40 of the MBCA, or (iv) any transaction from which the director derived an improper personal benefit. The Massachusetts Charter limits the liability of the Company’s directors in accordance with the MBCA.

Delaware

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) declaration of unlawful dividends or illegal redemptions or stock repurchases, or (iv) any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that, except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duties, no director of the Company will be personally liable to the Company or its stockholders for monetary damages for any beach of fiduciary duty as a director. No amendment to that provision of the Delaware Charter will have any effect on the liability of any director of the Company with respect to acts occurring prior to the amendment.

Indemnification of Officers and Directors

Massachusetts

The MBCA provides that a corporation may indemnify an individual who is a party to a proceeding because he is a director or officer against liability incurred if (i) he acted in good faith, (ii) he reasonably believed his conduct was in the best interests of the corporation or was not opposed to the best interests of the corporation, and (iii) in the case of a criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The MBCA also provides that a corporation must indemnify a director or officer who was successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Massachusetts Charter and Massachusetts Bylaws provide that the Company must indemnify its directors and officers against all expenses incurred in any proceedings in which they were involved as a result of their service as a director or officer, except that no indemnification is allowed (i) for a matter as to which it is determined that the officer or director did not act in good faith and in the reasonable belief that his action was in the best interests of the Company, (ii) with respect to a criminal matter with respect to which the officer or director had reasonable cause to believe that his conduct was unlawful, or (iii) if the individual is adjudged to have received an improper personal benefit. In addition, the Company is required to advance expenses incurred by an officer or director in defending any proceeding in advance of final disposition of the proceeding upon receipt of a written undertaking from the officer or director to repay such amount if he is determined under the Massachusetts Charter or Massachusetts Bylaws, or adjudicated, to be ineligible for indemnification.

Delaware

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Charter provides that the Company shall indemnify each person who is a party or threatened to be made a party to any proceeding by reason of the fact that he is a director or officer of the Company, or if he served in a similar capacity for another entity at the request of the Company, against all expenses incurred by the individual in connection with the proceeding provided that the individual acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interests of the Company and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Company shall also indemnify an officer or director on the same terms and conditions who is made a party or threatened to be made a party to any action or suit brought by or in the right of the Company to procure a judgment in the Company’s favor. The Delaware Charter also provides that the Company must advance expenses to any officer or director who is made a party to a proceeding in his capacity as such in advance of the final disposition of the proceeding so long as the officer or director undertakes to repay all amounts so advanced in the event that it is ultimately determined that the individual is not entitled to be indemnified by the Company.

Special Meetings of the Stockholders

Massachusetts

Under the MBCA, a special meeting of stockholders may be called (i) by the Board of Directors, (ii) in the case of a corporation other than a public corporation, by the stockholders holding at least 10% (or a lesser percentage established in the articles of organization) of all the votes entitled to be cast on any issue to be considered at the proposed meeting, (iii) in the case of a public corporation, unless otherwise provided in the articles of organization or bylaws, by the stockholders holding at least 40% of the votes entitled to be cast on any issue to be considered at the proposed meeting.

The Massachusetts Bylaws provide that special meetings of stockholders may be called (i) by the Chairman of the Board or a majority of the directors, and (ii) upon written application of stockholders who hold at least 50% of the outstanding capital stock entitled to vote at such meeting.

Delaware

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Company’s Board of Directors, (ii) the Chairman of the Board, (iii) the Chief Executive Officer or President, and (iv) upon the written demand of the holders of at least a majority of all the votes entitled to be cast on any issues to be considered at the proposed special meeting.

Amendment or Repeal of the Certificate of Incorporation

Massachusetts

Under the MBCA, any amendments to the articles of organization must be adopted by the board of directors and, unless a greater percentage is required by the articles of organization or the bylaws, the amendment must generally be approved by the holders of two-thirds of all the shares entitled to vote on the matter. If the amendment relates solely to (i) an increase or reduction in the corporation’s capital stock of any class or series then authorized, (ii) a change in the corporation’s authorized shares into a different number of shares or the exchange thereof pro rata for a different number of shares of the same class or series, or (iii) a change of the corporation’s corporate name, the required vote shall be a majority instead of two-thirds. The Massachusetts Charter requires the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class to approve amendments relating to: (i) decreasing the number of authorized shares of Common Stock or Preferred Stock, (ii) amending the limits on the liability of directors to the Company or (iii) amending the provisions governing amendment of the Massachusetts Charter.

Delaware

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter may be amended upon the approval of the holders of a majority of the outstanding stock of the Company, provided that any amendments to Article Fifth of the Delaware Charter, which deals with the Board of Directors, the management of the Company, and amendments to the Delaware Charter and Delaware Bylaws and the Delaware Bylaws or to Article Sixth of the Delaware Charter, which deals with limitations on the liability of officers and directors, must be approved by the affirmative vote of the holders of at least 80% of the votes entitled to vote in an election of directors.

Amendment to By-Laws

Massachusetts

The MBCA and the Massachusetts Bylaws provide that the shareholders have the power to make, amend or repeal the bylaws. If authorized in the articles of organization, or in the bylaws pursuant to authorization in the articles or organization, the Board of Directors may also make, amend, or repeal the bylaws, except with respect to any provision of the bylaws which by virtue of an express provision in the MBCA, the articles of organization, or the bylaws, requires action by the shareholders. If the Board of Directors amends the bylaws, notice must be delivered to the shareholders explaining the amendment to the bylaws and any action taken by the Board of Directors with respect to the bylaws may be amended or repealed by the shareholders.  The Massachusetts Charter requires the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, to approve amendments to the bylaws relating to: Article I of the bylaws regarding the Company’s stockholders, Article II of the bylaws regarding the Company’s Board of Directors, Article V, Section 9 of the bylaws regarding indemnification of the Company’s officers and directors, and Article VI of the bylaws regarding amendments to the bylaws.

Delaware

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter provides that the Board of Directors has the power to adopt, amend, alter or repeal the Delaware Bylaws and that the Delaware Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least 80% of the votes which all the stockholders would be entitled to cast in any annual election of directors.

Merger with Subsidiary

Massachusetts

The MBCA provides that a parent corporation may merge into a subsidiary, and the subsidiary may merger into the parent, without the approval of the Board of Directors or shareholders of the subsidiary, unless the articles of organization of any of the corporations otherwise provide. If approval of a merger is not required by the subsidiary’s shareholders, the parent corporation shall, within 10 days after the merger, notify each shareholder of the subsidiary that the merger has become effective.

Delaware

The DGCL provides that a parent corporation who owns at least 90% of the outstanding shares of each class of a subsidiary may merge into the subsidiary, and the subsidiary may merge into its parent, without the approval of the stockholders of the subsidiary by filing a certificate of ownership and merger that includes a copy of the resolution of its board of directors approving the merger.

Committees of the Board of Directors

Massachusetts

The MBCA provides that the Board of Directors may create one or more committees which may generally exercise the authority of the Board of Directors provided that a committee may not authorize distributions, approve or propose to shareholders action that the MBCA requires be approved by shareholders, change the number of the board of directors, remove directors from office or fill vacancies on the board of directors, amend the articles of organization, adopt, amend or repeal bylaws, or authorize or approve reacquisitions of shares, except according to a formula or method prescribed by the board of directors.

Delaware

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. In addition, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Mergers and Acquisitions

Massachusetts

Under the MBCA, a merger, share exchange and sale of all or substantially all of the assets of a corporation must be approved by the board of directors and, unless a greater percentage vote is required by the articles of organization, bylaws or the board of directors, the merger, share exchange or sale of assets must be approved by two-thirds of all the shares entitled to vote on the matter. The articles of organization may provide for a lesser vote than two-thirds but not less than a majority of the shares entitled to vote on the matter. The Massachusetts Charter does not provide for a lower voting threshold by the shareholders in the case of a merger, share exchange or sale of substantially all of the assets of the Company.

Approval of a merger or share exchange by the shareholders of a corporation is not required if (i) the corporation will survive the merger or is the acquiring corporation in a share exchange, (ii) except for certain permitted amendments, the corporation’s articles of organization will not be changed, (iii) each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger or share exchange will hold the same number of shares, with identical preferences, limitations, and relative rights, immediately after the effective date of change, and (iv) the shares of any class or series of stock of the corporation to be issued or delivered pursuant to the plan of merger does not exceed 20% of the shares of such corporation of the same class or series outstanding immediately before the effective date of the merger.

Delaware

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger.

Preemptive Rights

Massachusetts

Under the MBCA, the shareholders of a corporation do not have preemptive rights to acquire the corporation’s unissued shares except as provided in the articles of organization or any contract to which the corporation is a party. The Massachusetts Charter does not provide for preemptive rights.

Delaware

Under Delaware law, stockholders do not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not provide for preemptive rights.

Transactions with Officers and Directors

Massachusetts

The MBCA provides that a transaction in which a director has a material direct or indirect interest is not voidable by the corporation solely because of the director’s interest in the transaction if any one of the following is true: (i) the material facts of the transaction and the director’s interest were disclosed or known to the board of directors or a committee of the board of directors and the board of directors or committee authorized, approved, or ratified the transaction, (ii) the material facts of the transaction and the director’s interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction, or (iii) the transaction was fair to the corporation.

Delaware

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum, (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Stock Redemptions and Repurchases

Massachusetts

Under the MBCA, a corporation may acquire its own shares and such shares constitute authorized but unissued shares.

Delaware

Under the DGCL, a corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Proxies

Massachusetts

Under the MBCA, unless otherwise provided in the appointment form, a proxy executed by a stockholder will remain valid for a period of 11 months.

Delaware

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.

Considerations for Stock

Massachusetts

Under the MBCA, the board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Delaware

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Stockholders Rights to Examine Books and Records

Massachusetts

The MBCA provides that upon five days written notice a shareholder of a corporation is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of any of the following records of the corporation: (i) articles of organization, (ii) bylaws, (iii) resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their rights and preferences, (iv) minutes and written consents of all shareholders’ meetings for the past three years, (v) all written communications to shareholders generally within the past three years, including financial statements furnished to shareholders, (vi) a list of the names and business addresses of the corporation’s current directors and officers, and (vii) the corporation’s most recent annual report delivered to the secretary of state.

If the shareholder makes his demand in good faith and for a proper purpose, describes with reasonable particularity his purpose and the records he desires to inspect, the records are directly connected with his purpose, and the corporation does not determine in good faith that disclosure of the records would adversely affect the corporation in the conduct of its business or constitute material non-public information in the case of a public corporation, then a shareholder may also inspect and copy (i) excerpts from minutes of meetings or actions without a meeting of the board of directors or shareholders, (ii) accounting records of the corporation, and (iii) a list of the shareholders of the corporation showing their names, addresses and the number and class of shares held by each.

Delaware

The DGCL provides that any stockholder of record may demand to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.

Appraisal and Dissenters’ Rights

Massachusetts

Under the MBCA, a shareholder is entitled to appraisal rights and to obtain payment of the fair value of his shares in the event of any of the following corporate actions (except for certain limited exceptions): (i) a merger, (ii) a share exchange, (iii) a sale of all or substantially all of the property of the corporation, (iv) an amendment to the articles of organization that materially and adversely affects the rights of a shareholder with respect to his shares, (v) an amendment of the articles of organization or bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration of the shares held by the shareholder in a manner that is materially adverse to the ability of the shareholder to transfer his shares, (vi) any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that shareholders are entitled to appraisal, (vii) the conversion of the corporation to nonprofit status, or (viii) the conversion of the corporation into a form of other entity.

If proposed corporate action requiring appraisal rights is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to his shares must (i) deliver written notice to the corporation before the vote is taken of his intent to demand payment if the proposed action is effectuated, and (ii) not vote any shares in favor of the proposed action. The corporation is required to pay fair value to a shareholder exercising appraisal rights for the shares held by such shareholder. If fair value is unsettled, the MBCA provides for resolution of fair value in a single equitable proceeding in a court in the county in Massachusetts where the corporation’s principal office or registered office is located.

Delaware

Under the DGCL, stockholders have appraisal rights, in the event of certain corporate actions such as a merger or consolidation. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides for the dissenter and the company to petition the Court of Chancery.

Dividends

Massachusetts

The MBCA provides that a corporation may make distributions to its shareholders provided that no distribution may be made if after giving it effect (i) the corporation would not be able to pay its existing and reasonably foreseeable debts and liabilities as they become due, or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation would be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware

The DGCL provides that a corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Corporate Action Without a Stockholder Meeting

Massachusetts

The MBCA permits corporate action without a meeting of stockholders upon the written consent of (i) all shareholders entitled to vote on the action, or (ii) to the extent permitted by the articles of organization, by shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting. If action is taken by written consent of stockholders without a meeting, at least seven days before the action pursuant to the consent is taken, the corporation must give notice of the action to all nonvoting shareholders and to all shareholders who did not consent to the action.  The Massachusetts Bylaws provide that any action that may be taken at a meeting of stockholders may be taken by the stockholders without a meeting if all stockholders entitled to vote on the matter consent to the action in writing.

Delaware

The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. The Delaware Bylaws provide that stockholders may approve a matter without a meeting if the holders having not less than the minimum number of votes that would be necessary to authorize or take such action consent to such action in writing.

Regulatory Approvals

The Company expects the Reincorporation to become effective upon the filing of the Delaware Charter and the Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation with the Secretary of State of the State of Delaware and the filing of Articles of Charter Surrender with the Secretary of State of the Commonwealth of Massachusetts.

Securities Act Consequences

After the Reincorporation, the Company will continue to be a publicly-held company, the shares of Common Stock of the Company will continue to be traded on the American Stock Exchange under the symbol “CTE”, and the Company will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of the Company’s Common Stock. Stockholders holding restricted shares of Common Stock will continue to hold shares of Common Stock which are subject to the same restrictions on transfer as those to which their shares of Common Stock are presently subject. In summary, the Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and its stockholders prior to the Reincorporation.

Abandonment, Deferral and Amendment

Notwithstanding a favorable vote of the stockholders, the Company reserves the right, by action of the Company’s Board of Directors, to abandon the Reincorporation prior to effectiveness of the Reincorporation or to amend the Plan of Domestication if it determines that such abandonment or amendment is in the best interests of the Company. The Company also reserves the right, by action of the Company’s Board of Directors, to defer the Reincorporation for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. The Plan of Domestication, however, may not be amended after shareholder approval if such amendment would have a material adverse effect on the rights of such shareholders or violate applicable law. The Company’s Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon or defer the Reincorporation.

Board Recommendation

Pursuant to the MBCA, this proposal to reincorporate the Company in Delaware pursuant to the Plan of Domestication must be approved by the affirmative vote of the holders of two-thirds of the shares entitled to vote on the matter.  The Board believes the approval of the proposal to reincorporate the Company in Delaware is in the best interests of CardioTech International, Inc. and its stockholders and recommends a vote FOR such this approval.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed CardioTech’s audited financial statements for the fiscal year ended March 31, 2007 and discussed these financial statements with CardioTech’s management.  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement of Auditing Standards No. 61 (Communications with Audit Committees) with Ernst & Young LLP, CardioTech’s independent auditors.

CardioTech’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  The Audit Committee discussed with the Independent auditors the matters disclosed in this letter and the independence of the auditors from CardioTech.  The Audit Committee also considered whether the independent auditors’ provision of the other, non-audit related services to CardioTech which are referred to in “Independent Auditors Fees and Other Matters” is compatible with maintaining such auditors’ independence and concluded that they were.

Based on discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to CardioTech’s Board that the audited financial statements be included in CardioTech’s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2007.

Audit Committee
of the Board of Directors

William J. O’Neill, Jr., Chairman
Anthony J. Armini
Jeremiah E. Dorsey

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the recommendation of its Audit Committee, has selected the firm of Ernst & Young LLP (“E&Y”) as CardioTech’s independent registered public accounting firm for the current year.  E&Y has served as CardioTech’s independent public accountants since its appointment in July 2002.

The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.  Abstentions will be counted as a vote AGAINST the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2008.  Broker non-votes will have no effect on the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Representatives of E&Y are expected to be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from the stockholders.

If the stockholders do not ratify the selection of E&Y as CardioTech’s independent public accountants, the selection of such accountants will be reconsidered by the Board.  The Audit Committee reserves the right to change the independent public accountants for the current year if they determine that there is a valid reason to do so.  At this time, the Audit Committee does not know of any such reason.

Board Recommendation

Accordingly, the Board believes ratification of the selection of E&Y as CardioTech’s independent registered public accounting firm for the current year is in the best interests of CardioTech and its stockholders and recommends a vote FOR the proposal.

Independent Auditor Fees and Other Matters

The following is a summary of the fees billed to the Company by E&Y, our independent auditors, for professional services rendered for the fiscal years ended March 31, 2007 and 2006.  The Audit Committee considered and discussed with Ernst & Young LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company’s auditor.

Fee Category

	Years Ended March 31,
(in thousands)	2007	2006
Audit fees	$236	$254
Audit-related fees	7	—
Tax fees	—	—
All other fees	—	—
Total fees	$243	$254

Audit Fees.  This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other professional services provided in connection with regulatory filings.

Audit-Related Fees.  This category consists of fees billed for assurance and related services that related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees”.

Tax Fees.  This category consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and acquisitions.

All Other Fees.  This category consists of fees billed for professional services other than those fees described above.

Pre-Approval Policies and Procedures.  The Audit Committee has the authority to approve all audit and non-audit services that are to be performed by the Company’s independent auditors.  Generally, the Company may not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee (or a properly delegated subcommittee thereof).

OTHER MATTERS

The Board does not know of any other matters, which may come before the Annual Meeting.  However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2008 Annual Meeting of Stockholders must be received by the Clerk of the Company at the principal offices of the Company no later than April 7, 2008.  The Company has received no stockholder nominations or proposals for the 2007 Meeting.

By Order of the Board of Directors,

/Eric G. Walters

Eric G. Walters, Clerk

September 3, 2007

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.  A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.  STOCKHOLDERS WHO ATTEND THIS ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix A

CARDIOTECH INTERNATIONAL, INC.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the Employee Stock Purchase Plan of CardioTech International, Inc.

1.                                       Purpose.

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code.  The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.                                       Definitions.

a.                                       “Board” means the Board of Directors of the Company.

b.                                      “Code” means the Internal Revenue Code of 1986, as amended.

c.                                       “Common Stock” means the Common Stock of the Company.

d.                                      “Company” means CardioTech International, Inc.

e.                                       “Compensation” means base salary or wages, overtime, annual cash bonus, draw, or commission payments actually paid and received by an Employee from the Company or a Designated Subsidiary during the relevant period.

f.                                         “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company and its Designated Subsidiaries.

g.                                      “Contributions” means all amounts credited to the account of a Participant pursuant to the Plan.

h.                                      “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

i.                                          “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

j.                                          “Employee” means any person, including an Officer, who is an employee of the Company for income and employment tax withholding purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

k.                                       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

l.                                          “Offering Date” means the first business day of each Offering Period of the Plan.

m.                                    “Offering Period” means a period of six (6) months generally commencing on September 1 and March 1 of each year, or such other period as determined by the Company.

n.                                      “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

o.                                      “Participant” means an Employee who is eligible to participate in the Plan accordance with Section 3 and who has elected to participate in the Plan in accordance with Section 5.

p.                                      “Plan” means this Employee Stock Purchase Plan.

q.                                      “Purchase Date” means the last trading day of each Offering Period of the Plan.

r.                                         “Purchase Price” means with respect to an Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Purchase Date.

s.                                       “Share” means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

t.                                         “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.                                       Eligibility.

a.                                       Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

b.                                      Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the

Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.                                       Offering Periods.

The Plan shall be implemented by a series of Offering Periods of six (6)  months’ duration, with new Offering Periods commencing on or about September 1 and March 1 of each year (or at such other time or times as may be determined by the Board).  The first Offering Period shall commence as soon as administratively practicable after the Plan is approved by the Company’s stockholders and shall continue until February 29, 2008.  The Plan shall continue until terminated in accordance with Section 19 hereof.  The Board of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

5.                                       Participation.

a.                                       An eligible Employee may become a Participant in the Plan by completing a subscription agreement and any other required documents (“Enrollment Documents”) provided by the Company and submitting them to the Company’s Human Resources Department or the a stock brokerage or other financial services firm designated by the Company (“Designated Broker”) prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Board for all eligible Employees with respect to a given Offering Period.  The Enrollment Documents and their submission may be electronic, as directed by the Company.  The Enrollment Documents shall set forth the percentage of the Participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

b.                                      Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, unless sooner terminated by the Participant as provided in Section 10.

c.                                       Unless a Participant withdraws participation or terminates employment as provided in Section 10, such Participant’s elections described in his or her most recent Enrollment Documents shall continue to be effective for successive Offering Periods.

6.                                       Method of Payment of Contributions.

a.                                       A Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such greater percentage as the Board may establish from time to time before an Offering Date) of such Participant’s Compensation on each payday during the Offering Period; provided, however, that a Participant’s aggregate payroll deductions in any Offering Period shall be not less than five hundred dollars ($500.00).  All payroll deductions made by a Participant shall be credited to his or her account under the Plan.  A Participant may not make any additional payments into such account.

b.                                      A Participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during an Offering Period, may increase or decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company new Enrollment Documents authorizing a change in the payroll deduction rate.  The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Documents, if the documents are completed at least five (5) business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

c.                                       Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0% of such Participant’s Compensation.  Payroll deductions shall re-commence at the rate provided in such Participant’s Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

7.                                       Grant of Option.

a.                                       On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date by the applicable Purchase Price; provided, however, that the maximum number of Shares an Employee may purchase during each Offering Period shall be 8,750 Shares (subject to any adjustment pursuant to Section 18 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

b.                                      The fair market value of the Company’s Common Stock on a given date (the “Fair Market Value”) shall be determined by the Board or committee based on (i) the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) as reported by the stock exchange (including the American Stock Exchange) or national market system with the greatest volume of trading in Common Stock on the last market trading date prior to the date of determination, (ii) if the Common Stock is not listed on a stock exchange or national market system but is regularly traded in the over-the-counter market, the average of the closing bid price and closing asked price for the Common Stock on such date as reported by The Wall Street Journal or such other source as the Board or committee deems reliable, or (iii) in the absence of an established market for the Common Stock, such price as determined in good faith by the Board or committee.

8.                                       Exercise of Option.

Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account.  Fractional Shares shall be issued, as necessary.  The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date.  During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

9.                                       Delivery.

As promptly as practicable after a Purchase Date, the number of Shares purchased by each Participant upon exercise of his or her option shall be deposited into an account established in the Participant’s name with the Designated Broker.  Any payroll deductions accumulated in a Participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the Participant.

10.                                 Voluntary Withdrawal; Termination of Employment.

a.                                       A Participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by submitting a completed “Notice of Withdrawal” form to the Company’s Human Resources Department or by electronically completing the required documentation provided by the Company through the Designated Broker, as directed by the Company’s Human Resources Department.  All of the Participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal (without interest or earnings) and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

b.                                      In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

c.                                       A Participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

d.                                      Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

11.                                 Interest.

No interest shall accrue on the Contributions of a Participant in the Plan.

12.                                 Stock.

a.                                       Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be 500,000 Shares.  If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (i) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (ii) that the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below.

b.                                      The Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

c.                                       Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.                                 Administration.

a.                                       The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.  The determinations under the Plan made by the Board, or made by a committee named by the Board, shall be final and binding on all persons.

b.                                      In making any determination or in taking or not taking any action under the Plan, the Board, or a committee named by the Board, has may obtain and rely upon the advice of experts, including professional advisors to the Company.  No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.  The Board, or a committee named by the Board, may delegate ministerial, non-discretionary functions relating to the Plan to individuals who are officers or employees of the Company.

c.                                       Neither the Board nor any committee named by the Board nor any members thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

14.                                 Designation of Beneficiary.

a.                                       A Participant may designate a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash.  In addition, a Participant may designate a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.  Beneficiary designations under this Section 14(a) shall be made as directed by the Human Resources Department of the Company, which may require electronic submission of the required documentation with the Designated Broker.

b.                                      Such designation of beneficiary may be changed by the Participant (with spousal consent, if the Participant is married) at any time by submission of the required notice, which required notice may be electronic.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.                                 Transferability.

Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the

Company may treat such act as an election to withdraw Contributions in accordance with Section 10.

16.                                 Use of Funds.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.                                 Reports.

Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18.                                 Adjustments Upon Changes in Capitalization; Corporate Transactions.

a.                                       Adjustment.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

b.                                      Corporate Transactions.  In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation.  In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any

Offering Period then in progress will terminate.  The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10.  For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

19.                                 Amendment or Termination.

a.                                       The Board may at any time and for any reason terminate or amend the Plan.  Except as provided in Section 18, no such termination of the Plan may adversely affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company.  Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant.  In addition, to the extent necessary to comply with the Exchange Act, the listing requirements of any stock exchange or national market system, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

b.                                      Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

20.                                 Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.                                 Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.                                 Term of Plan; Effective Date.

The Plan shall become effective upon approval by the Company’s stockholders.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 or Section 19.

23.                                 Additional Restrictions of Rule 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3.  This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.                                 Tax Matters.

The Company may withhold, from amounts payable to a Participant under this Plan or otherwise, any taxes or other amounts required to be withheld under applicable laws.

25.                                 Notice to Company of Disqualifying Disposition.

As a condition to participation in the Plan, each Participant agrees to notify the Company in writing within 30 days after selling, transferring for value, or otherwise disposing of any Shares acquired under the Plan if such disposition occurs within a two-year period after the Offering Date applicable to such Shares.

26.                                 No Employment Rights.

Nothing in the Plan (or in any subscription agreement or other document related to this Plan) will confer upon any Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an Employee’s or Participant’s status as an employee-at-will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause.  Nothing contained in this Section 26, however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a subscription agreement.

27.                                 No Right to Assets of the Company.

No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any option hereunder.  Neither the provisions of the Plan (or of any subscription agreement or other document related to the Plan), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to the Plan, such right will be no greater than the right of any unsecured general creditor of the Company.

28.                                 Miscellaneous.

a.                                       The Plan, the options, subscription agreements and other documents related to the Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and applicable U.S. Federal laws.  If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.

b.                                      Captions and headings are given to the sections of the Plan solely as a convenience to facilitate reference.  Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of the Plan or any provision hereof.

c.                                       The adoption of the Plan shall not affect any other Company compensation or incentive plans in effect.  Nothing in the Plan will limit or be deemed to limit the authority of the Board or a committee named by the Board (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to Common Stock), or (ii) to grant or assume options (outside of the scope of and in addition to those contemplated by the Plan) in connections with any proper corporate purpose, to the extent consistent with any other plan or authority.  Benefits received by a Participant under an option granted pursuant to the Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Board, or a committee named by the Board, expressly otherwise provides or authorizes in writing.

*              *              *

Appendix B

CARDIOTECH INTERNATIONAL, INC.

PLAN OF DOMESTICATION

This Plan of Domestication has been adopted by CardioTech International, Inc., a Massachusetts corporation (the “Company”) as of             , 2007.

WITNESSETH:

WHEREAS, the Company is a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts and is authorized to issue 50,000,000 shares of Common Stock, $.01 par value per share (the “Common Stock”) and 5,000,000 shares of Preferred Stock, $.01 par value per share (the “Preferred Stock”)

WHEREAS, the Company wishes to change its domicile of incorporation from Massachusetts to Delaware by domesticating in Delaware on the terms set forth herein; and

WHEREAS, the Board of Directors of the Company has adopted a resolution approving this Plan of Domestication;

NOW THEREFORE, the Company agrees as follows:

1. Conversion and Domestication. The Company shall convert from a Massachusetts corporation to a Delaware Corporation by domesticating in Delaware pursuant to Section 265 of the Delaware General Corporation Law and Section 9.20 of the Massachusetts Business Corporation Act. Following the domestication the Company shall be governed by the laws of the State of Delaware. The domestication of the Company in Delaware shall herein be referred to as the “Domestication.”

2. Stockholder Approval. As soon as practicable after the execution of this Plan of Domestication, the Company shall submit this Plan of Domestication to its stockholders for approval.

3. Effective Date. The Domestication shall be effective upon the filing of a Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation (the “Certificate of Conversion”) with the Secretary of State of the State of Delaware and the filing of Articles of Charter Surrender with the Secretary of State of the Commonwealth of Massachusetts, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness shall herein be referred to as the “Effective Date.”

4. Common Stock of the Company. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be unchanged, shall continue to represent one share of Common Stock of the Company as a Delaware corporation, and shall remain issued and outstanding immediately after consummation of the Domestication.

5. Options of the Company. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, all of the Company’s employee benefit plans in effect on the Effective Date with respect to which employee options, rights or accrued benefits are outstanding and unexercised as of such date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Domestication, and the Company shall continue to reserve that number of shares of Common Stock with respect to each such employee benefit plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

6. Warrants of the Company. On the Effective Date, by virtue of the Domestication and without any action on the part of the holders thereof, all of the Company’s outstanding warrants on the Effective Date with respect to which the Company is obligated to issue shares of Common Stock shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Domestication, and the Company shall continue to reserve that number of shares of Common Stock with respect to such warrants as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such outstanding certificate as above provided.

8. Succession. On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Massachusetts corporation shall continue to be the rights, privileges, debts, liabilities and powers of the Company as a Delaware Corporation in the manner and as more fully set forth in Section 265 of the Delaware General Corporation Law. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the Company.

9. Certificate of Incorporation and By-Laws. Immediately prior to or simultaneously with the filing of the Certificate of Conversion, the Company shall file the Certificate of Incorporation in the form of Exhibit A hereto (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which shall be the Certificate of Incorporation of the Company following the Domestication. The Bylaws set forth as Exhibit B hereto (the “Bylaws”) shall be the Bylaws of the Company following the Effective Date of the Domestication.

10. Directors and Officers. The members of the Board of Directors and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date of the Domestication until the expiration of their respective terms of office and until their successors have been elected and qualified.   Directors shall retain the same class assigned to them immediately prior to the Effective Date.

11. Amendment. This Plan of Domestication may be amended by the Board of Directors of the Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this plan by the stockholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, other securities or interests, cash, or other property to be received by the stockholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted by the Delaware General Corporation Law comparable to those permitted by Section 10.5 of the Massachusetts Business Corporation Act, or (c) any of the terms and conditions of this Plan of Domestication if such alteration or change would adversely affect the holders of any class or series of stock of the Company.

12. Abandonment or Deferral. At any time before the Effective Time, this Plan of Domestication may be terminated and the Domestication may be abandoned by the Board of Directors of the Company, notwithstanding the approval of this Plan of Domestication by the shareholders of the Company or the consummation of the Domestication may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. In the event of termination of this Plan of Domestication, this Plan of Domestication shall become void and of no effect and there shall be no liability on the part of the Company or its Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Domestication or in respect of this Plan of Domestication or relating thereto.

This Plan of Domestication has been adopted by the Board of Directors of CardioTech International, Inc. as of the date set forth above.

CardioTech International, Inc.
(A Massachusetts Corporation)

By:	/s/ MICHAEL F. ADAMS
Name:	Michael F. Adams
Title:	Chief Executive Officer
and President

Appendix C

CERTIFICATE OF INCORPORATION

OF

CARDIOTECH INTERNATIONAL, INC.

Pursuant to Section 245 of the
Delaware General Corporation Law

FIRST:    The name of the corporation is CardioTech International, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND:               The registered office of the Corporation is to be located at 1209 Orange Street in the City of Wilmington in the county of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

THIRD:  The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

FOURTH:              The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 55,000,000, of which 50,000,000 shares shall be Common Stock of the par value of $.001 per share and 5,000,000 shares shall be Preferred Stock of the par value of $.001 per share.

A.    Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.    Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH:   The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.    The Board of Directors shall be divided into three classes: Class I, Class II and Class III.  The number of directors in each class shall be as nearly equal as possible. The initial director, as appointed by the sole incorporator, shall be designated a Class III director and shall then appoint Class I, Class II and Class III directors, as necessary. The directors in Class I shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class II shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class III shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s by-laws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

B.    Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

C.    The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

D.    The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

E.    In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

F.    Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.   Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast in an election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article FIFTH or Article SIXTH.

SIXTH:    A.  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.  The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

SEVENTH:             Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

[REMAINDER OF PAGE DELIBERATELY LEFT BLANK]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by Michael F. Adams, its Chief Executive Officer and President, as of the          day of                 , 2007.

Michael F. Adams
Chief Executive Officer and President

Appendix D

BY LAWS

OF

CARDIOTECH INTERNATIONAL, INC.

Adopted as of                 , 2007

ARTICLE I
OFFICES

1.1           Registered Office. The registered office of CardioTech International, Inc. (the “Corporation”) in the State of Delaware shall be established and maintained at 1209 Orange Street, County of New Castle, City of Wilmington, State, Delaware and The Corporation Trust Company shall be the registered agent of the corporation at such address.

1.2           Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

2.1           Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2           Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws (the “Bylaws”).

Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meeting.

To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2.  The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

2.3           Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), may only be called by a majority of the entire Board of Directors, or the Chairman, the Vice Chairman or the Chief Executive Officer, and shall be called by the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Unless otherwise provided by law, written notice of a special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten (10) or more than sixty (60) days before the date fixed for the meeting.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.4           Quorum. The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

2.5           Organization.  The Chairman of the Board of Directors shall act as chairman of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairman of any stockholders meeting in the absence of the Chairman of the Board of Directors and such designee.

The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting.

2.6           Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat.  At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect.  Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any person or persons to act for him by proxy. All proxies shall be executed in writing and shall be filed with the Secretary of the Corporation not later than the day on which exercised.  No proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.7           Action of Shareholders Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.8           Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the election, either at a place within the city, town or village where the election is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held.  The list shall be produced and kept at the time and place of election during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

2.9           Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 8 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

2.10         Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

2.11         Ratification. Any transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified and confirmed before or after judgment by the Board of Directors or by the holders of Common Stock and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

2.12         Judges. All votes by ballot at any meeting of stockholders shall be conducted by two judges appointed for the purpose either by the directors or by the meeting.  The judges shall decide upon the qualifications of voters, count the votes and declare the result.

ARTICLE III
DIRECTORS

3.1           Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than eight (8). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III Section 1 or in the Certificate of Incorporation, by the Board of Directors. Directors need not be stockholders of the Corporation. The Board may be divided into Classes as more fully described in the Certificate of Incorporation.

3.2           Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders at which his Class stands for election or until such director’s earlier resignation, removal from office, death or incapacity.  Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity.

3.3           Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 3.  Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.  Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.  The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

3.4           Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected Board of Directors shall be held immediately after and at the same place as the meeting of the stockholders at which it is elected and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, the Vice Chairman or the Chief Executive Officer or a majority of the entire Board of Directors then in office.  Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile, telegram or e-mail on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

3.5           Quorum.  Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors.  If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.6           Organization of Meetings. The Board of Directors shall elect one of its members to be Chairman of the Board of Directors. The Chairman of the Board of Directors shall lead the Board of Directors in fulfilling its responsibilities as set forth in these By-Laws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors.

Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Vice Chairman of the Board, or the Chief Executive Officer, or in the absence of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors and the Chief Executive Officer by such other person as the Board of Directors may designate or the members present may select.

3.7           Actions of Board of Directors Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filled with the minutes of proceedings of the Board of Directors or committee.

3.8           Removal of Directors by Stockholders. The entire Board of Directors or any individual director may be removed from office only with cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors. In case the Board of Directors or any one or more directors be so removed, new directors may be elected at the same time for the unexpired portion of the full term of the director or directors so removed.

3.9           Resignations. Any director may resign at any time by submitting his written resignation to the Board of Directors or Secretary of the Corporation.  Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

3.10         Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by law and in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the Bylaws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.11         Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.   Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.12         Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

3.13         Meetings by Means of Conference Telephone. Members of the Board of Directors or any committee designed by the Board of Directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

4.1           General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice

Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries and Assistant Treasurers and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

4.2           Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

4.3           Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

4.4           Chairman of the Board of Directors.  The Chairman of the Board of Directors (the “Chairman of the Board”) shall have general supervision, direction and control of the over-all business and affairs of the corporation, subject to the direction of the Board of Directors.  He shall preside at all meetings of the stockholders and of the Board of Directors.  The Chairman of the Board shall perform such other duties as may be prescribed by the Board of Directors from time to time.  The Chairman of the Board must be a director of the Corporation.

4.5           Vice Chairman of the Board of Directors.  The Vice Chairman of the Board of Directors (the “Vice Chairman of the Board”) shall be the officer next in line to the Chairman of the Board.  In the absence of the Chairman of the Board, he shall preside at all meetings of the stockholders and of the Board of Directors.  The Vice Chairman of the Board shall perform such other duties as may be prescribed by the Board of Directors from time to time.  The Vice Chairman of the Board must be a director of the Corporation.

4.6           Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

4.7           President.  The President shall be the principal operating officer of the Corporation.  Subject to the direction and control of the Chief Executive Officer and the Board of Directors, he shall be in charge of the day-to-day business of the Corporation.  Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the Corporation or a different mode of execution is expressly prescribed by the Board of Directors or these by-laws, the President may execute for the Corporation certificates for its shares, and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, and he may accomplish such execution either under or without the seal of the Corporation and either individually or with the secretary, and assistant secretary, or any other officer thereunto authorized by the Board of Directors, according to the requirements of the form of the instrument.

4.8           Chief Financial Officer. The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

4.9           Vice Presidents. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.  Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.  If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

4.10         Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.11         Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.12         Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.13         Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.  If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

4.14         Controller. The Controller shall establish and maintain the accounting records of the Corporation in accordance with generally accepted accounting principles applied on a consistent basis, maintain proper internal control of the assets of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or any Vice President of the Corporation may prescribe.

4.15         Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

4.16         Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

4.17         Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

4.18         Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1           Form of Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

5.2           Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

5.3           Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

5.4           Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transactions upon its books, unless the Corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged. The Corporation shall have no duty to inquire into adverse claims with respect to such transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, Bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

5.5           Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date of action with a meeting is adopted by the Board of Directors, nor more than sixty (60) days prior to any other action. If no record date is fixed:

(a)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(b)           The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation.

(c)           The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.6           Registered Stockholders. Prior to due presentment for transfer of any share or shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State Delaware.

ARTICLE VI

NOTICES

6.1           Form of Notice. Notices to directors and stockholders other than notices to directors of special meetings of the Board of Directors which may be given by any means stated in Article III, Section 4, shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by telegram.

6.2           Waiver of Notice. Whenever any notice is required to be given under the provisions of law or the Certificate of Incorporation or by these Bylaws of the Corporation, a written waiver, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular, or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1           The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

7.2           The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

7.3           To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

7.4           Any indemnification under sections 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

(a)           By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

(b) If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

(c)           By the stockholders.

7.5           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

7.6           The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

7.7           The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

7.8           For purposes of this Article, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation of its separate existence had continued.

7.9           For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

7.10         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.11         No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director’s or the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.

ARTICLE VIII

GENERAL PROVISIONS

8.1           Reliance on Books and Records. Each Director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

8.2           Dividends. Subject to the provisions of the Certificate of Incorporation, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

8.3           Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

8.4           Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

8.5           Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors. If the Board of Directors shall fail to do so, the Chief Executive Officer shall fix the fiscal year.

8.6           Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

8.7           Amendments. The original or other Bylaws may be adopted, amended or repealed by the affirmative vote of at least eighty percent (80%) of the votes which all the stockholders would be entitled to cast in an election of directors stockholders entitled to vote thereon at any regular or special meeting or, if the Certificate of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal Bylaws.

8.8           Interpretation of Bylaws. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the General Corporation Law of the State of Delaware, as amended, and as amended from time to time hereafter.

CARDIOTECH INTERNATIONAL, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 11, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CARDIOTECH INTERNATIONAL, INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Michael F. Adams and Eric G. Walters, and each of them (with full power of substitution), as proxies to represent and vote, as designated herein, all shares of Common Stock of CardioTech International, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the office of the Company located at 229 Andover Street, Wilmington, MA 01887 on Thursday, October 11, 2007, at 10:00 a.m. local time, and at any adjournment thereof.

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this proxy will be voted for all proposals.  Attendance of the undersigned at the Meeting or at any adjournment thereof will not revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Clerk of the Company or shall vote in person at the Annual Meeting.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

☒ PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

(1) To elect the following two (2) nominee directors as Class II Directors of the Company (except as marked below) for the ensuing three (3) years:

	Nominees:	William J. O’Neill, Jr. and Michael L. Barretti

☐	FOR the nominees (except as marked below)		☐ WITHHOLD authority to vote for all nominees

FOR all nominees, except authority withheld to vote for the following nominee:

(2)	To approve the CardioTech International, Inc. Employee Stock Purchase Plan.

☐	FOR	☐ AGAINST	☐ ABSTAIN

(3)	To approve the reincorporation from Massachusetts to Delaware.

☐	FOR	☐ AGAINST	☐ ABSTAIN

(4) To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2008.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE:  Please sign your name exactly as it appears on your stock certificate(s), write the date and return this proxy as soon as possible in the enclosed envelope.  If the stock is registered in more than one name, each joint owner should sign.  If signing as attorney, executor, trustee, administrator or guardian, please give full title as such.  Only authorized officers should sign for corporations.

Date:	Date:

	Signature	Signature